AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1997

                                                1933 Act File No. 33-61314
                                                1940 Act File No. 811-7654

-
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           SECURITIES ACT OF 1933          [x]
                       POST-EFFECTIVE AMENDMENT NO. 4      [x]
                                     and/or
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 5             [x]

                    The Wright Managed Blue Chip Series Trust
            ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 24 Federal Street, Boston, Massachusetts 02110
            -------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                  617-482-8260
                              ---------------------
                         (Registrant's Telephone Number)

                               H. Day Brigham, Jr.
                 24 Federal Street, Boston, Massachusetts 02110
             ------------------------------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b)
[x] On May 1, 1997 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ]On (date)  pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ]On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     The Registrant has filed a Declaration pursuant to Rule 24f-2 and on February 26, 1997 filed its "Notice" as required by that Rule for the fiscal year ended December 31, 1996. Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2.

This Amendment to the registration statement on Form N-1A consists of the following documents and papers:


                  Cross Reference Sheet required by Rule 481(a) under Securities Act of 1933.

                  Part A   -   The Prospectus of
                                        Wright Managed Money Market Portfolio
                                        Wright Near Term Bond Portfolio
                                        Wright Government Obligations Portfolio
                                        Wright Total Return Bond Portfolio
                                        Wright Selected Blue Chip Portfolio
                                        Wright International Blue Chip Portfolio

                  Part B   -   The Statement of Additional Information of
                                        Wright Managed Money Market Portfolio
                                        Wright Near Term Bond Portfolio
                                        Wright Government Obligations Portfolio
                                        Wright Total Return Bond Portfolio
                                        Wright Selected Blue Chip Portfolio
                                        Wright International Blue Chip Portfolio

                  Part C   -   Other Information

                  Signatures

                  Exhibit Index required by Rule 483(a) under the Securities Act of 1933

                  Exhibits

                    The Wright Managed Blue Chip Series Trust

              Cross Reference Sheet Showing Location in Prospectus
                     and Statement of Additional Information
            of Information Required by Items of the Registration Form


FORM N-1A                                                         LOCATION IN PROSPECTUS OR
ITEM NUMBER AND CAPTION                                           STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------------------------------------------------------


   1.  Cover Page...............................................Prospectus - Cover Page

   2.  Synopsis.................................................Prospectus - Shareholder and Portfolio Expenses

   3.  Condensed Financial Information..........................Financial Highlights

   4.  General Description of Registrant........................Prospectus - Investment Objectgives and Policies; Management of the
                                                                  Trust; Organization and Capitalization of the Trust

   5.  Management of the Trust..................................Prospectus - Management of the Trust

  5a.  Management's Discussion of Fund Performance..............Not Applicable

   6.  Capital Stock and Other Securties........................Prospectus - Investment Objectives and Policies; Net Asset Value

   7.  Purchase of Securities Being Offered.....................Prospectus - Net Asset Value; Dividends, Distributions and Taxes;
                                                                  Purchase and Redemption of Shares

   8.  Redemption or Repurchase.................................Prospectus - Purchase and Redemption of Shares

   9.  Pending Legal Proceedings................................Not Applicable

  10.  Cover Page...............................................Statement of Additional Information - Cover Page

  11.  Table of Contents........................................Statement of Additional Information - Cover Page

  12.  General Information and History..........................Statement of Additional Information - Cover Page; General
                                                                  Information

  13.  Investment Objectives and Policies.......................Statement of Additional Information - Additional Description of
                                                                  Investments; Investment Restrictions

  14.  Management of the Trust..................................Statement of Additional Information - Management of the Trust

  15.  Control Persons and Principal Holders of Securities......Statement of Additional Information - Management of the Trust

  16.  Investment Advisory and Other Services...................Statement of Additional Information - Management of the Trust

  17.  Brokerage Allocation and Other Practices.................Statement of Additional Information - Portfolio Transactions

  18.  Capital Stock and Other Securities.......................Statement of Additional Information - General Information; Net
                                                                  Asset Value

  19.  Purchase Redemption and Pricing of Securities
       Being Offered............................................Statement of Additional Information - Net Asset Value


  20.  Tax Status...............................................  Statement of Additional Information - Taxes

  21.  Underwriters.............................................  Not Applicable

  22.  Calculation of Performance Data..........................  Statement of Additional Information - Performance Information

  23.  Financial Statements.....................................  Financial Statements

                 PART A -- Information Required in a Prospectus
Prospectus
-------------------------------------------------------------------------------
                    THE WRIGHT MANAGED BLUE CHIP SERIES TRUST
                       24 Federal Street, Boston, MA 02110


     The Wright Managed Blue Chip Series Trust (the "Trust") is a diversified, open-end management investment company that is designed to be the funding vehicle for various insurance contracts to be offered by PFL Life Insurance Company and other participating insurance companies. Shares of the Trust will be offered exclusively to the separate accounts of such insurance companies. Six managed investment portfolios of the Trust (the "Portfolios") and their investment objectives are described below. INVESTMENTS IN THE PORTFOLIOS ARE NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE PORTFOLIOS ARE NOT OBLIGATIONS OR DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION. THERE IS NO ASSURANCE THAT WRIGHT MANAGED MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.

     Wright Managed Money Market Portfolio (WMMP)* seeks high current income, to the extent consistent with the preservation of capital and maintenance of liquidity, by investing in high-quality money market instruments. The Portfolio seeks to maintain a stable net asset value of $1.00 per share.
     Wright Near Term Bond Portfolio (WNTBP) seeks high total return, to the extent consistent with reasonable safety, by investing primarily in debt securities directly issued or guaranteed by the U.S. Government. The Portfolio expects to maintain an average weighted portfolio maturity of five years or less.
     Wright Government Obligations Portfolio (WGOP)* seeks high total return, to the extent consistent with reasonable safety, by investing primarily in debt securities directly issued or guaranteed by the U.S. Government. The Portfolio's average weighted maturity is expected to range from 10 to 25 years.
     Wright Total Return Bond Portfolio (WTRBP) seeks high total return, consisting of current income and capital appreciation, by investing primarily in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities and in high-grade corporate debt securities of any maturity.
     Wright Selected Blue Chip Portfolio (WSBCP) seeks long-term capital appreciation and, as a secondary objective, reasonable current income by investing primarily in equity securities of well-established U.S. companies that meet the investment adviser's quality standards.
     Wright International Blue Chip Portfolio (WIBCP) seeks long-term capital appreciation by investing primarily in equity securities of well-established, non-U.S. companies that meet the investment adviser's quality standards.
     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Prospectus sets forth the information about the Trust and the Portfolios that a prospective investor should know before investing. Please read the Prospectus and retain it for future reference. Additional information contained in a Statement of Additional Information dated May 1, 1997 has been filed with the Securities and Exchange Commission and is available upon request without charge from Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604 (Telephone: 800-888-9471). The Statement of Additional Information is incorporated by reference into this Prospectus.


                  The date of this Prospectus is May 1, 1997.

*As of the date of this Prospectus,this Portfolio has not commenced operations.

                    The Wright Managed Blue Chip Series Trust
                                24 Federal Street
                                Boston, MA 02110


===============================================================================

     Investment Adviser

         Wright Investors' Service, Inc.
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604

     Administrator

         Eaton Vance Management
         24 Federal Street
         Boston, Massachusetts 02110

     Custodian and Transfer Agent

         Investors Bank & Trust Company
         89 South Street
         Boston, Massachusetts 02111

     Auditors

         Deloitte & Touche LLP
         125 Summer Street
         Boston, Massachusetts 02110


                            TABLE OF CONTENTS
-------------------------------------------------------------------------------
                                                           PAGE

   SHAREHOLDER AND PORTFOLIO
    EXPENSES...............................................  3
   FINANCIAL HIGHLIGHTS....................................  5
   THE TRUST...............................................  9
   INVESTMENT OBJECTIVES AND POLICIES...................... 10
    Wright Managed Money Market Portfolio (WMMP)........... 10
    Wright Near Term Bond Portfolio (WNTBP)................ 10
    Wright Government Obligations Portfolio (WGOP.......... 11
    Wright Total Return Bond Portfolio (WTRBP)............. 11
    Wright Selected Blue Chip Portfolio (WSBCP)............ 11
    Wright International Blue Chip Portfolio (WIBCP)....... 12
   OTHER INVESTMENT POLICIES............................... 14
   MANAGEMENT OF THE TRUST................................. 16
    The Investment Adviser................................. 16
    The Administrator...................................... 19
   NET ASSET VALUE......................................... 20
   DIVIDENDS, DISTRIBUTIONS AND TAXES...................... 21
   PURCHASE AND REDEMPTION OF SHARES....................... 22
   PERFORMANCE INFORMATION................................. 22
   ORGANIZATION AND CAPITALIZATION OF THE TRUST............ 23
   ADDITIONAL INFORMATION.................................. 24
    Custodian and Transfer Agent........................... 24
    Independent Auditors....................................24

-------------------------------------------------------------------------------

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

Shareholder and Portfolio Expenses


The following table of fees and expenses is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in each Portfolio of the Trust. The percentages shown below representing total operating expenses are based on actual expenses for the fiscal year ended December 31, 1996 for the Wright Selected Blue Chip, Near Term Bond, Total Return Bond, and International Blue Chip Portfolios. For Wright Money Market and Wright Government Obligations Portfolios, the percentages shown below are based on estimated expenses for the fiscal year ended December 31, 1996 adjusted to reflect voluntary expense limitations of 0.45% and 0.90%, respectively, of average net assets.


                                     Wright      Wright      Wright      Wright      Wright      Wright
                                      Money     Near Term  Government   Selected  Total ReturnInternational
                                     Market       Bond     Obligations  Blue Chip     Bond      Blue Chip
                                    Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
                                     (WMMP)      (WNTBP)     (WGOP)      (WSBCP)     (WTRBP)     (WIBCP)
--------------------------------------------------------------------------------------------------------------

Shareholder Transaction Expenses      None        None        None        None        None        None

Annualized Fund Operating Expenses
(as a percentage of average daily net assets)
   Investment Adviser Fee
     (after fee reduction)(1)         0.35%       0.00%       0.45%       0.00%       0.00%       0.00%
   Other Expenses
     (after expense reduction, including
     administration fee of .05%)(2)   0.10%       1.48%       0.45%       1.27%       1.26%       2.31%
                                     ------      ------      ------      ------      ------      ------
   Total Operating Expenses
     (after reductions)(3)            0.45%       1.48%       0.90%       1.27%       1.26%       2.31%
--------------------------------------------------------------------------------------------------------------

(1) After  reduction  by  Investment   Adviser. If  no  reductions  were  made,
    investment advisory fees would have been as follows: WNTBP - 0.45%; WSBCP -
    0.65%;  WTRBP - 0.45%; and WIBCP - 0.80% of each Portfolio's  average daily net assets.

(2) After reduction by Administrator. If no reductions were made, administration fees would have been 0.05% of each Portfolio's average daily net assets. The
    Investment Adviser was allocated a portion of the expenses of each Portfolio. If such allocations were not made, Other Expenses net of administration fees would have amounted to the following percentage of average daily net assets: WNTBP - 8.85%; WSBCP - 1.27%; WTRBP - 4.89%; and
    WIBCP - 3.52%.

(3) If no fee reductions or expense  allocations  were made, the Total Operating
    Expenses would have been the following percentage of average daily net assets: WNTBP - 9.35%; WSBCP - 1.97%; WTRBP - 5.39%; and WIBCP - 4.37%.
    These fee reductions will continue in effect to the extent necessary to keep the total operating expenses (without regard to custodian fee credits) of WNTB, WSBCP, WTRBP and WIBCP from exceeding 0.90%, 1.15%, 0.90% and 1.85%, respectively. In addition, during the year ended December 31, 1996, custodian fees were reduced by credits resulting from cash balances maintained with Investors Bank & Trust Company. If these credits were reflected in the above table, the Total Operating Expenses shown above would have been: WNTBP - 0.89%; WSBCP -1.06%; WTRBP- 0.90%; and WIBCP - 1.85%.

Example of Portfolio Expenses



The following is an illustration of the total transaction and operating expenses that an investor in each Portfolio would bear over different periods of time, assuming an investment of $1,000, a 5% annual return on the investment and redemption at the end of each period.



                  Wright         Wright       Wright        Wright        Wright       Wright
                   Money        Near Term   Government     Selected    Total Return International
                  Market          Bond      Obligations    Blue Chip       Bond       Blue Chip
                 Portfolio      Portfolio    Portfolio     Portfolio     Portfolio    Portfolio
------------------------------------------------------------------------------------------------------
1 Year              $ 5           $ 15          $ 9          $ 13          $ 13         $ 23
3 Years             $14           $ 47          $29          $ 40          $ 40         $ 72
5 Years             --            $ 81          --           $ 70          $ 69         $124
10 Years            --            $177          --           $153          $152         $265

------------------------------------------------------------------------------------------------------


     The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return will vary.

Financial Highlights


The following information should be read in conjunction with the audited financial statements that appear in the Portfolios' annual report to shareholders. The Portfolios' financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. The financial statements and the independent auditors' report are incorporated by reference into the Statement of Additional Information. Further information regarding the performance of a Portfolio is contained in its annual report to shareholders which may be obtained without charge by contacting Wright Investors' Service Distributors, Inc. at (800) 888-9471.


WRIGHT TOTAL RETURN                                         Year Ended December 31,
BOND PORTFOLIO                                     -----------------------------------------------
                                                       1996        1995         1994     1993(2)(7)
--------------------------------------------------------------------------------------------------

Net asset value, beginning of year.....            $  9.830    $  8.840    $   9.930   $  10.000
                                                    ---------   ---------   ---------   ---------

Income from Investment Operations:
  Net investment income(1) ............            $  0.447    $  0.469    $   0.398   $   0.019
  Net realized and unrealized gain (loss)
    on investments.....................              (0.360)      0.990       (1.090)     (0.070)
                                                    ---------   ---------   ---------   ---------
   Total income (loss) from investment operations  $  0.087    $  1.459    $  (0.692)  $  (0.051)
                                                    ---------   ---------   ---------   ---------

Less Distributions to Shareholders:
  From net investment income..........             $ (0.447)   $ (0.469)   $  (0.398)  $  (0.019)
                                                    ---------   ---------   ---------   ---------
Net asset value, end of year...........            $  9.470    $  9.830    $   8.840   $   9.930
                                                    =========   =========   =========   =========
Total Return(3)........................               1.0%       16.9%        (7.1%)      (0.5%)
Ratios/Supplemental Data:
  Net assets, end of year (000 omitted)            $    789    $    538    $    520    $    167
  Ratio of net expenses to average daily
    net assets(1)......................               1.26%(5)    1.26%(5)    0.90%      0.70%(4)
  Ratio of net investment income to average daily
   net assets..........................               4.77%       5.09%       4.49%      2.50%(4)
  Portfolio Turnover Rate..............                 51%        186%(6)      23%         0%

(1) During the three years ended December 31, 1996, the Investment Adviser and the Administrator reduced their fees, and the Investment Adviser was allocated a portion of the Portfolio's operating expenses. Had such actions not been undertaken, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per share.            $  0.060    $ (0.187)   $  (0.143)
                                                    =========   =========   =========
Ratios (As a percentage of average daily net assets):
  Expenses.............................               5.39%       8.38%        7.00%
                                                    =========   =========   =========
  Net investment income (loss).........               0.64%      (2.03%)      (1.61%)
                                                    =========   =========   =========

(2)  Calculations based on average shares outstanding methodology.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the payable date. The total investment return does not reflect expenses that apply to the separate account or related policies. If these charges had been included, the total return would be reduced.
(4) Annualized.
(5) During the years ended December 31, 1996 and 1995, custodian fees were reduced by credits resulting from cash balances the Portfolio maintained with the custodian. The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of expenses to average net assets in each period would have been reduced to 0.90%.
(6) The Portfolio Turnover Rate increased from the prior year due to the need to increase portfolio diversification (unaudited).
(7) For the period from December 7, 1993(start of business) to December 31,1993.


WRIGHT NEAR TERM                                                     Year Ended December 31,
BOND PORTFOLIO                                                -----------------------------------
                                                                  1996         1995       1994(5)
---------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year.....                        $  9.880    $   9.330   $  10.000
                                                               ---------   ---------   ---------

Income from Investment Operations:
  Net investment income(1).............                        $  0.440    $   0.448   $   0.324
  Net realized and unrealized gain ( loss)
    on investments.....................                          (0.180)       0.550      (0.670)
                                                               ---------   ---------   ---------

   Total income (loss) from investment
     operations........................                        $  0.260    $   0.998   $  (0.346)
                                                               ---------   ---------   ---------

Less Distributions to Shareholders:
  From net investment income...........                        $ (0.440)   $  (0.448)  $  (0.324)
                                                               ---------   ---------   ---------

Net asset value, end of year...........                        $  9.700    $   9.880   $   9.330
                                                               =========   =========   =========

Total Return(3)........................                           2.72%       10.9%       (3.2%)

Ratios/Supplemental Data:
  Net assets, end of year (000 omitted)                        $    652    $    327    $    451
  Ratio of net expenses to average daily net
   assets..............................                           1.48%(4)    1.39%(4)    0.90%(2)
  Ratio of net investment income to average daily
   net assets..........................                           4.49%       4.61%       3.43%(2)
  Portfolio Turnover Rate..............                             61%         94%         52%

(1) During  each  of  the  periods   presented,   the  Investment   Adviser  and
    Administrator reduced their fees, and the Investment Adviser was allocated a portion of the  Portfolio's  operating  expenses.  Had such actions not been undertaken, the net investment loss per share and the ratios would have been as follows:


  Net investment loss  per share.......                        $ (0.331)   $  (0.438)  $  (0.095)
                                                               =========   =========   =========

  Ratios (As a percentage of average daily net assets):
   Expenses............................                           9.35%       10.51%       5.34%(2)
                                                               =========   =========   =========

   Net investment loss.................                          (3.38%)      (4.51%)     (1.01%)(2)
                                                               =========   =========   =========



(2) Annualized.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the payable date. The total investment return does not reflect expenses that apply to the separate account or related policies. If these charges had been included, the total return would be reduced.
(4) During the years ended December 31, 1996 and 1995, custodian fees were reduced by credits resulting from cash balances the Portfolio maintained with the custodian. The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of expenses to average net assets would have been reduced to 0.89% and 0.90%, respectively.
(5) For the period from  January 6, 1994  (start of  business)  to December  31,
    1994.



WRIGHT SELECTED                                                      Year Ended December 31,
BLUE CHIP PORTFOLIO                                            ----------------------------------
                                                                 1996         1995       1994(6)
-------------------------------------------------------------------------------------------------


Net asset value, beginning of year.....                        $ 11.410    $   9.320   $  10.000
                                                               ---------   ---------   ---------

Income from Investment Operations:
  Net investment income(1).............                        $  0.170    $   0.100   $   0.092
  Net realized and unrealized gain (loss)
    on investments.....................                           2.430        2.345      (0.712)
                                                               ---------   ---------   ---------
   Total income (loss) from investment
     operations........................                        $  2.600    $   2.445   $  (0.620)
                                                               ---------   ---------   ---------

Less Distributions to Shareholders:
  From net investment income...........                        $ (0.010)   $  (0.070)  $  (0.060)
  From net realized gain on investment
   transactions........................                          --           (0.285)     --
                                                               ---------   ---------   ---------

   Total distributions.................                        $ (0.010)   $  (0.355)  $  (0.060)
                                                               ---------   ---------   ---------

Net asset value, end of year...........                        $ 14.000    $  11.410   $   9.320
                                                               =========   =========   =========

Total Return(3)........................                          22.8%        26.3%       (6.2%)
Ratios/Supplemental Data:
  Net assets, end of year (000 omitted)                        $  2,668    $  2,239    $  1,452
  Ratio of net expenses to average daily net
   assets(1) ..........................                           1.27%(4)    1.60%(4)    1.15%(2)
  Ratio of net investment income to average
    daily net assets(1) ...............                           1.14%       0.96%       1.16%(2)
  Portfolio Turnover Rate..............                             68%         64%         74%
  Average commission rate paid(5) .....                        $ 0.0784         --          --

(1) During each of the periods presented, the Investment Adviser and the Administrator reduced their fees, and the Investment Adviser was allocated a portion of the Portfolio's operating expenses. Had such actions not been undertaken, the net investment income (loss) per share and the ratios would have been as follows:

  Net investment income (loss) per share                      $  0.066    $  (0.017)  $ (0.078)
                                                               =========   =========   =========
  Ratios (As a percentage of average daily net assets):
   Expenses............................                          1.97%         2.72%     3.30%(2)
                                                               =========   =========   =========
   Net investment income (loss).......                            0.44%       (0.16%)   (0.99%)(2)
                                                               =========   =========   =========

(2) Annualized.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the payable date. The total investment return does not reflect expenses that apply to the separate account or related policies. If these charges had been included, the total return would be reduced.
(4) During the years ended December 31, 1996 and 1995, custodian fees were reduced by credits resulting from cash balances the Portfolio maintained with the custodian. The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of expenses to average net assets would have been reduced to 1.06% and 1.15%, respectively.
(5) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged.
    For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for security trades on which commissions are charged.
(6) For the period from  January 6, 1994  (start of  business)  to December  31,
    1994.


WRIGHT INTERNATIONAL                                                 Year Ended December 31,
BLUE CHIP PORTFOLIO                                            ----------------------------------
                                                                  1996         1995       1994(7)
-------------------------------------------------------------------------------------------------


Net asset value, beginning of year.....                        $ 10.060    $   9.140   $  10.000
                                                               ---------   ---------   ---------

Income from Investment Operations:
  Net investment income (loss)(1)......                        $ (0.043)   $   0.003   $   0.031
  Net realized and unrealized gain (loss)
    on investments.....................                           1.793        0.967      (0.886)
                                                               ---------   ---------   ---------
   Total income (loss) from investment operations              $  1.750    $   0.970   $  (0.855)
                                                               ---------   ---------   ---------

Less Distributions to shareholders:
  From net investment income...........                          --        $  (0.005)  $  (0.005)
  In excess of net investment income(5)                          --           (0.013)     --
  Tax distribution from paid-in capital                          --           (0.032)     --
                                                               ---------   ---------   ---------
   Total distributions declared to shareholders               $  --       $  (0.050)   $  (0.005)
                                                               ---------   ---------   ---------

Net asset value, end of year...........                        $ 11.810    $  10.060   $   9.140
                                                               =========   =========   =========
Total Return(3)........................                          17.4%        10.6%       (8.1%)

Ratios/Supplemental Data:
  Net assets, end of year (000 omitted)                        $  1,457    $  1,365    $  1,229
  Ratio of net expenses to average daily  net assets(1)           2.31%(4)    2.28%(4)    1.80%(2)
  Ratio of net investment income (loss) to average daily
    net assets(1)......................                          (0.42%)       0.06%       0.19%(2)
  Portfolio Turnover Rate..............                             44%         31%          0%
  Average commission rate paid(6) .....                        $ 0.0773         --          --

(1) During  each  of  the  periods   presented,   the  Investment   Adviser  and
    Administrator reduced their fees, and the Investment Adviser was allocated a portion of the  Portfolio's  operating  expenses.  Had such actions not been undertaken, the net investment loss per share and the ratios would have been as follows:

  Net investment loss  per share.......                        $ (0.253)   $  (0.920)  $  (0.434)
                                                                =========   =========   =========
  Ratios (As a percentage of average daily daily net assets):
   Expenses............................                           4.37%        4.18%       4.65%(2)
                                                                =========   =========   =========
   Net investment loss.................                          (2.47%)      (1.85%)     (2.66%)(2)
                                                                =========   =========   =========
(2) Annualized.
(3) Total investment  return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the payable  date.  The total  investment return  does not  reflect  expenses  that apply to the  separate  account or related policies. If these charges had been included, the total return would be reduced.
(4) During the years  ended  December  31,  1996 and 1995,  custodian  fees were reduced by credits  resulting  from cash balances the  Portfolio  maintained with the  custodian.  The  computation  of net expenses to average daily net assets reported above is computed without  consideration of such credits, in accordance with reporting  regulations in effect beginning in 1995. If these credits were  considered,  the ratio of expenses to average net assets would have been reduced to 1.85% and 1.96%, respectively.
(5) The  Portfolio   has  followed  the   Statement  of  Position   (SOP)  93-2:
    Determination,  Disclosure and Financial  Statement  Presentation of Income,
    Capital Gain, and Return of Capital  Distribution  by Investment  Companies.
    The SOP requires that  differences in the recognition or  classification  of income  between the financial  statements  and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are
    classified  as  distributions   in  excess  of  net  investment   income  or
    accumulated net realized gains.
(6) Average commission rate paid is computed by dividing the total dollar amount of  commissions  paid during the fiscal  year by the total  number of shares purchased and sold during the fiscal year on which commissions were charged.
    For fiscal  years  beginning  on or after  September 1, 1995, a Portfolio is required to  disclose  its average  commission  rate per share for  security trades on which commissions are charged.
(7) For the period from  January 6, 1994  (start of  business)  to December  31,
    1994.


                                    THE TRUST


     The Wright Managed Blue Chip Series Trust (the "Trust") is an open-end management investment company. The Trust consists of six separate portfolios (each a "Portfolio"), each of which represents a separate pool of assets and has different investment objectives and policies. Each Portfolio is a diversified Portfolio. Additional portfolios may be established in the future.

     The Trust is designed to be the funding vehicle for variable insurance contracts (the "Contracts") to be offered by PFL Life Insurance Company ("PFL") and other participating insurance companies. Shares of each Portfolio will be offered exclusively to the separate accounts (the "Accounts") of PFL and other participating insurance companies. References to PFL also include such other participating insurance companies. The terms and conditions of the Contracts and any limitations upon the Portfolios in which the Accounts may invest are set forth in a separate prospectus. The Trust reserves the right to limit in the future the types of Accounts that may invest in any Portfolio.

     PFL is the record holder and the owner of each share of beneficial interest in each Portfolio of the Trust. Within the limitations set forth in the appropriate Contract, Contractholders may direct through PFL the allocation of amounts available for investment under their Contracts among the Trust's Portfolios. Instructions for any such allocation, or the purchase or redemption of the shares of any Portfolio, must be made by PFL as the record holder of the Trust's shares. The rights of PFL as the record holder and the owner of shares of a Portfolio are different from the rights of a Contractholder. The term "shareholder" in this Prospectus refers to PFL and not to the Contractholder.

     Wright Investors' Service, Inc. ("Wright") acts as investment adviser to each Portfolio. Eaton Vance Management ("Eaton Vance") acts as administrator to the Trust.

     None of the Portfolios alone constitutes a complete investment program.




        =============================================================




     The Prospectuses of the Portfolios are combined in this Prospectus. Each Portfolio offers only its own shares, yet it is possible that a Portfolio might become liable for a misstatement in the Prospectus of another Portfolio. The Trustees have considered this in approving the use of a combined Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objectives and policies of each Portfolio are described below. Such investment objectives and the policies are not fundamental policies and may be changed by the Trustees without the approval of shareholders. If any changes were made, a Portfolio might have investment objectives different from the objectives which a Contractholder considered appropriate at the time of selecting the Portfolio as the underlying investment for the Contract. There can be no assurance that any of the Portfolios will be able to achieve its investment objectives.


Wright Managed Money Market Portfolio

     The investment objective of Wright Managed Money Market Portfolio (the "Money Market Portfolio") is high current income, to the extent consistent with the preservation of capital and maintenance of liquidity. The Money Market Portfolio pursues its objective by investing in a diversified portfolio of high-quality money market securities, including U.S. Treasury bills, notes and bonds; obligations of U.S. Government agencies and instrumentalities; bank obligations, including certificates of deposit, time deposits and bankers' acceptances; commercial paper; and corporate obligations with remaining maturities of 13 months or less.

     The Money Market Portfolio will seek to maintain a net asset value of $1.00 per share, but there can be no assurance that the Money Market Portfolio will be able to achieve this goal. The Money Market Portfolio's portfolio securities are valued using the amortized cost method as permitted by a rule of the Securities and Exchange Commission. The rule requires, among other things, that all portfolio securities meet certain quality and diversification criteria and have a maximum remaining maturity at time of purchase of 13 months or less. The Money Market Portfolio must also maintain a dollar-weighted average portfolio maturity of not more than 90 days.


     The Money Market Portfolio will purchase only commercial paper rated A-1 by Standard & Poor's Ratings Group ("S&P"), P-1 by Moody's Investors Service, Inc. ("Moody's"), F-1 by Fitch Investors Service, Inc., or Duff-1 by Duff & Phelps Credit Rating Company or, if not rated, of comparable quality as determined by the investment adviser. The Money Market Portfolio's investments must also satisfy certain investment criteria (the "Wright Quality Rating Standards") established by the investment adviser. See "Wright Quality Rating Standards" in the Appendix to the Statement of Additional Information.


     For a description of the ratings discussed above, see the Appendix to the "Statement of Additional Information."

Wright Near Term Bond Portfolio

     The investment objective of Wright Near Term Bond Portfolio ("WNTBP") is high total return, to the extent consistent with reasonable safety. WNTBP seeks to achieve this objective by investing at least 80% of its net assets, under normal market conditions, in securities issued by the U.S. Government or issued by its agencies and instrumentalities and guaranteed by the U.S. Government and in repurchase agreements with respect to such securities. It is expected that WNTBP's portfolio will have an average weighted maturity of five years or less. WNTBP is designed to appeal to an investor seeking a level of income that is higher and less variable than that available from short-term U.S. Government obligations and limited fluctuation of capital compared to investments in long-term U.S. Government obligations.

Wright Government Obligations Portfolio

     The investment objective of Wright Government Obligations Portfolio ("WGOP") is high total return, to the extent consistent with reasonable safety. WGOP seeks to achieve this objective by investing at least 80% of its net assets, under normal market conditions, in securities issued or guaranteed by the U.S. Government or issued by its agencies and instrumentalities and guaranteed by the U.S. Government and in repurchase agreements with respect to such securities. It is expected that WGOP's portfolio will have an average weighted maturity ranging from 10 to 25 years. However, the average weighted maturity of WGOP's portfolio may be shorter or greater than such range if determined to be in the best interest of WGOP by the investment adviser. WGOP does not invest in mortgage-related securities.


Wright Total Return Bond Portfolio

     The investment objective of Wright Total Return Bond Portfolio ("WTRBP") is high total return, consisting of current income and capital appreciation. WTRBP seeks to achieve this objective by investing at least 80% of its net assets, under normal market conditions, in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities and in high-grade corporate debt securities. The average weighted maturity of WTRBP's portfolio may vary depending upon the investment adviser's judgment as to the then current phase of the interest rate cycle. WTRBP invests in obligations of the U.S. Government, its agencies and instrumentalities, certificates of deposit of federally insured banks and corporate obligations rated, at the time of purchase, "A" or better by S&P or Moody's or if not rated, determined to be of comparable quality by the investment adviser. Such investments also meet Wright Quality Rating Standards.


Wright Selected Blue Chip Portfolio

     The investment objective of Wright Selected Blue Chip Portfolio ("WSBCP") is long-term capital appreciation and, as a secondary objective, reasonable current income. Under normal market conditions, WSBCP invests at least 80% of its net assets in selected equity securities, including common stocks, preferred stocks and convertible securities. Securities selected for WSBCP are drawn from an investment list prepared by the investment adviser and known as The Approved Wright Investment List (the "AWIL").

     Approved Wright Investment List. The investment adviser maintains a proprietary database on approximately 3,000 U.S. companies. The investment adviser reviews such companies to identify those which, on the basis of at least five years of audited financial statements, meet the minimum standards of prudence (e.g. the value of each company's assets and shareholders' equity exceeds certain minimum standards and the company's operations have been profitable during the last three years) and thus are suitable for consideration by fiduciary investors. Companies which meet these requirements may be large or small, have their securities traded on exchanges or in the over-the-counter market, and include companies not currently paying dividends on their shares.


     These companies are then subjected to extensive analysis and evaluation in order to identify those which meet the investment adviser's 32 fundamental standards of investment quality. Only those companies which meet or exceed all of these standards are eligible for selection by the Wright Investment Committee for inclusion in the AWIL. See the Appendix to the Statement of Additional Information for a more detailed description of the investment adviser's standards for investment quality and the AWIL. All companies on the AWIL are, in the opinion of the investment adviser, soundly financed "True Blue Chips" with established records of earnings, profitability and equity growth and active, liquid markets for their publicly held equity securities. The AWIL normally includes approximately 350 companies.

     The equity securities in which WSBCP invests are limited to those companies on the AWIL whose current operations reflect characteristics which have been identified by the investment adviser as being likely to provide comparatively superior total investment return over the intermediate term. WSBCP purchases securities which meet WSBCP's investment criteria and increases the amount of current investments in companies the market values of which are below their target values. Portfolio securities are generally considered for sale if the value of such securities exceeds 21/2 times their normal weighting in the portfolio, or if such securities are no longer included in the AWIL or no longer meet WSBCP's investment criteria.


Wright International Blue Chip Portfolio

     The investment objective of Wright International Blue Chip Portfolio ("WIBCP") is long-term capital appreciation. Under normal market conditions, WIBCP invests at least 80% of its net assets in equity securities, including common stocks, preferred stocks and convertible securities. Securities selected for WIBCP are limited to those included on an investment list prepared by the investment adviser and known as the International Approved Wright Investment List (the "International AWIL").


     The International Approved Wright Investment List. The investment adviser maintains a proprietary database on approximately 11,000 non-U.S. companies from over 46 countries. The investment adviser reviews such companies to identify those which, on the basis of at least five years of audited financial statements, meet the minimum standards of prudence (e.g. the value of a company's assets and shareholders' equity exceeds certain minimum standards and the company's operations have been profitable during the last three years) and thus are suitable for consideration by fiduciary investors. Companies which meet these requirements may be large or small, have their securities traded on exchanges or in the over-the-counter market, and include companies not currently paying dividends.

     These companies are then subjected to extensive analysis and evaluation in order to identify those which meet the investment adviser's 32 fundamental standards of investment quality. Only those companies which meet or exceed all of these standards are eligible for selection for inclusion in the International AWIL. See the Appendix to the Statement of Additional Information for a more detailed description of the investment adviser's standards for investment quality and the International AWIL. All companies on the International AWIL are, in the opinion of the investment adviser, soundly financed "True Blue Chips" with established records of earnings, profitability and equity growth and active, liquid markets for their publicly held equity securities.


     WIBCP intends to maintain investments in a minimum of three foreign countries. WIBCP purchases securities which meet WIBCP's investment criteria and increases the amount of current investments in companies the market values of which are below their target values. Portfolio securities are generally considered for sale if they are no longer included in the International AWIL or no longer meet WIBCP's investment criteria. WIBCP may purchase equity securities traded on foreign securities exchanges, or it may purchase American Depositary Receipts (ADRs) traded in the United States. Shares of WIBCP are suitable for investors wishing to diversify their portfolios by investing in non-U.S.
companies or for investors who simply wish to participate in non-U.S. investments. Although the net asset value of WIBCP's shares will be stated in U.S. dollars, fluctuations in foreign currency exchange rates may affect the value of an investment in WIBCP.


     WIBCP is intended to provide investors with the opportunity to invest in a portfolio of securities of non-U.S. companies located throughout the world. In making the allocation of assets among the various countries and geographic regions, the investment adviser ordinarily considers such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; the range of individual investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors -- all in relation to the prevailing prices of the securities in each country or region.

     Foreign Investment Risk. All or a substantial portion of WIBCP's assets will be invested in securities of foreign companies. Investing in securities of foreign companies may involve certain considerations in addition to those arising when investing in domestic securities. These considerations include the possibility of currency exchange rate fluctuations and revaluation of currencies, the existence of less publicly available information about issuers, different accounting, auditing and financial reporting standards, less stringent securities regulation, non-negotiable brokerage commissions, different tax provisions, political or social instability, war or expropriation. Moreover, foreign stock and bond markets generally are not as developed and efficient as those in the United States and, therefore, the volume and liquidity in those markets may be less, and the volatility of prices may be greater, than in U.S. markets. Settlement of transactions on foreign markets may be delayed beyond what is customary in U.S. markets.
These considerations generally are of greater concern in developing countries.

     Because investment in foreign issuers will usually involve currencies of foreign countries, and because WIBCP may be exposed to currency fluctuations independent of its securities exposure, the value of the assets of the WIBCP as measured in U.S. dollars will be affected by changes in foreign currency exchange rates.

                            OTHER INVESTMENT POLICIES

     The Trust has adopted on behalf of each Portfolio certain fundamental investment restrictions which are enumerated in detail in the Statement of Additional Information and which may be changed only by the vote of a majority of the affected Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940. Among other restrictions, each Portfolio may not borrow money in excess of 1/3 of the current market value of such Portfolio's net assets (excluding the amount borrowed), and only for certain temporary or emergency purposes, invest more than 5% of such Portfolio's total assets taken at current market value in the securities of any one issuer, purchase more than 10% of the voting securities of any one issuer or invest 25% or more of the Portfolio's total assets in the securities of issuers in the same industry. There is, however, no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. No Portfolio may invest more than 15% of its net assets in illiquid investments.

     Repurchase Agreements. Each Portfolio may enter into repurchase agreements in order to earn income on temporarily uninvested cash. A repurchase agreement is an agreement under which the seller of a security agrees to repurchase and the relevant Portfolio agrees to resell, such security at a specified time and price. A Portfolio may enter into repurchase agreements only with large, well-capitalized banks or government securities dealers that meet specified credit standards. In addition, such repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned under the repurchase agreement. In the event of a default or bankruptcy by a seller under a repurchase agreement, the Portfolio will seek to liquidate such collateral. However, the exercise of the right to liquidate such collateral could involve certain costs, delays and restrictions and is not ultimately assured. To the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

     Forward Foreign Currency Exchange Contracts. WIBCP may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. WIBCP may enter into contracts to sell foreign currencies to protect against the decline in value of portfolio securities denominated or quoted in a foreign currency, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by WIBCP if the value of the hedged currency increased. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations.

     Each Portfolio's transactions in foreign currency exchange contracts may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.


     Lending Portfolio Securities. Each Portfolio may seek to increase its total return by lending portfolio securities to broker-dealers or other institutional borrowers. Such loans are continuously secured by collateral in cash or liquid securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. During the existence of a loan, the Portfolio will continue to receive the equivalent  of  the  interest  or  dividends  paid  by  the  issuer  on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may at the same time pay a transaction fee to such borrowers and administrative expenses, such as finders fees to third parties. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. If the investment adviser decides to make securities loans on behalf of a Portfolio, it is intended that the value of the securities loaned would not exceed 30% of such Portfolio's total assets.
     Defensive Investments. During periods of unusual market conditions, when the investment adviser believes that investing for temporary defensive purposes is appropriate, all or a portion of the assets of any Portfolio may be held in cash or invested in short-term obligations, including but not limited to short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's, or, if not rated, is determined by the investment adviser pursuant to procedures established by the Trustees to be of comparable quality; short-term corporate obligations and other debt instruments which at the date of investment are rated AA or better by S&P or Aa or better by Moody's or, if unrated, are determined by the investment adviser pursuant to procedures established by the Trustees to be of comparable quality; and certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks the debt obligations of which satisfy the foregoing rating criteria. Each Portfolio may invest in instruments and obligations of banks that have other relationships with the Trust, Wright or Eaton Vance. No preference will be shown towards investing in banks which have such relationships.

     Forward Commitments and When-Issued Securities. Each Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. A Portfolio entering into such a transaction is required to maintain in a segregated account with such Portfolio's custodian until the settlement date cash or liquid securities in an amount sufficient to meet the purchase price. Alternatively, the Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the investment adviser deems it appropriate to do so.


     Mortgage-Related Securities. WTRBP may invest in mortgage-related securities, including collateralized mortgage obligations ("CMOs") and other derivative mortgage-related securities. These securities will either be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, supported by mortgage collateral that is insured, guaranteed or otherwise backed by the U.S. Government or its agencies or instrumentalities. THE PORTFOLIO DOES NOT

INVEST  IN  THE  RESIDUAL  CLASSES  OF  CMOS,   STRIPPED   MORTGAGE-RELATED
SECURITIES, LEVERAGED FLOATING RATE INSTRUMENTS OR INDEXED SECURITIES.
 LEVERAGED FLOATING RATE INSTRUMENTS OR INDEXED SECURITIES.

     Mortgage-related securities represent participation interests in pools of adjustable and fixed mortgage loans. Unlike conventional debt obligations, mortgage-related securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-related securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment rate scenarios, the Portfolio may fail to recover the full amount of its investment in mortgage-related securities purchased at a premium, notwithstanding any direct or indirect governmental or agency guarantee. The Portfolio may realize a gain on mortgage-related securities purchased at a discount. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-related securities are less effective than conventional bonds in "locking in" a specified interest rate. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-related securities. Extending the average life of a mortgage-related security increases the risk of depreciation due to future increases in market interest rates.

     The Portfolio's investments in mortgage-related securities may include conventional mortgage passthrough securities and certain classes of multiple class CMOs. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which the Portfolio may invest include sequential and parallel pay CMOs, including planned amortization class ("PAC") and target amortization class ("TAC") securities.

     Different types of mortgage-related securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage passthrough securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-related securities, provided that prepayment rates remain within expected prepayment ranges or "collars."


                             MANAGEMENT OF THE TRUST

     The Board of Trustees, in addition to reviewing the actions of the investment adviser and administrator, decides upon general matters of policy for each Portfolio. The investment adviser and administrator conduct and supervise the daily operations of the Portfolios.

The Investment Adviser

     The Trust has engaged The Winthrop Corporation ("Winthrop") to act as the Portfolios' investment adviser pursuant to an Investment Advisory Contract. Pursuant to a service agreement effective February 1, 1996 between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. ("Wright"), Wright, acting under the general supervision of the Trust's Trustees, furnishes each Portfolio with investment advice and management services. Winthrop supervises Wright's performance of this function and retains its contractual obligations under its Investment Advisory Contract with each Portfolio. The address of both Winthrop and Wright is 1000 Lafayette Boulevard, Bridgeport, Connecticut. The Trustees of the Trust are responsible for the general oversight of the conduct of the Portfolios' business.


     Wright is a leading independent international investment management and advisory firm, which together with its parent, Winthrop, has more than 30 years' experience. Its staff of over 150 people includes a highly respected team of 65 economists, investment experts and research analysts. Wright, along with Disclosure International, Inc., manages assets for bank trust departments, corporations, unions, municipalities, eleemosynary institutions, professional associations, institutional investors, fiduciary organizations, family trusts and individuals. Wright operates one of the world's largest and most complete databases of financial information on 15,000 domestic and international corporations. The estate of John Winthrop Wright is the controlling shareholder of Winthrop. At the end of 1996, Wright managed approximately $4 billion of assets.

     An Investment Committee of senior officers, all of whom are experienced analysts, exercises disciplined direction and control over all investment selections, policies and procedures for each Portfolio of the Trust. The Committee, following highly disciplined buy-and-sell rules, makes all decisions for the selection, purchase and sale of all securities. The members of the Committee are as follows:

     Peter M. Donovan, CFA, President and Chief Executive Officer of Wright. Mr. Donovan received a BA Economics, Goddard College and joined Wright from Jones, Kreeger & Co., Washington, DC in 1966. Mr. Donovan is the president of The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright Managed Blue Chip Series Trust, The Wright EquiFund Equity Trust, Catholic Values Investment Trust and The Wright Blue Chip Master Portfolio Trust. He is also a director of Aetna Master Fund. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     Judith R. Corchard, Chairman of the Investment Committee, Executive Vice President-Investment Management of Wright. Ms. Corchard attended the University of Connecticut and joined Wright in 1960. She is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     Jatin J. Mehta, CFA, Executive Counselor and Director of Education of Wright. Mr. Mehta received a BS Civil Engineering, University of Bombay, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Mehta was an executive of the Industrial Credit Investment Corporation of India, a World Bank agency in India for financial assistance to private industry. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     Harivadan K. Kapadia, CFA, Senior Vice President - Investment Analysis and Information of Wright. Mr. Kapadia received a BA (hon.) Economics and Statistics and MA Economics, University of Baroda, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Kapadia was Assistant Lecturer at the College of Engineering and Technology in Surat,

     India and Lecturer, B.J. at the College of Commerce & Economics, VVNagar, India. He has published the textbooks: "Elements of Statistics," "Statistics," "Descriptive Economics," and "Elements of Economics." He was appointed Adjunct Professor at the Graduate School of Business, Fairfield University in 1981. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     Michael F. Flament, CFA, Senior Vice President - Investment and Economic Analysis of Wright. Mr. Flament received a BS Mathematics, Fairfield University; MA Mathematics, University of Massachusetts and an MBA Finance, University of Bridgeport and joined Wright in 1972. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

     James P. Fields, CFA, Vice President and Investment Officer of Wright. Mr. Fields received a B.S. Accounting, Fairfield University and an MBA Finance from Pace University. He joined Wright in 1982 and is also a member of the New York Society of Security Analysts.

     Amit S. Khandwala, Vice President - International Investments of Wright. Mr. Khandwala received a BS (Economics, Accounting, International Business and Computers) from University of Bombay, India, and an MBA (Investments, Corporate Finance, International Finance & International Marketing) from the University of Hartford. Mr. Khandwala has taught in the Executive MBA Program at the University of Hartford Business School and his research on ADRs has been published in The Journal of Portfolio Management. He was involved in establishing the Stamford Society of Securities Analysts and is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts. He joined Wright in 1986.

     Charles T. Simko, Jr., Vice President - Investment Research of Wright. Mr. Simko received a BS in Mathematics from Fairfield University. He joined Wright in 1985.


     Under the Portfolio's Investment Advisory Contract, each Portfolio is required to pay Winthrop a monthly advisory fee calculated at the annual rates (as a percentage of average daily net assets) set forth in the following table. Effective February 1, 1996, Winthrop will cause the Portfolios to pay to Wright the entire amount of the advisory fee payable by each Portfolio under the Investment Advisory Contract with Winthrop:

                                                          ANNUAL % ADVISORY FEE RATES
                                               ----------------------------------------------
                                                   Under         $500 Million         Over
PORTFOLIOS                                     $500 Million      to $1 Billion     $1 Billion
---------------------------------------------------------------------------------------------

Wright Managed Money Market Portfolio (WMMP)       0.25%             0.20%            0.20%
Wright Near Term Bond Portfolio (WNTBP)            0.45%             0.40%            0.35%
Wright Government Obligations Portfolio (WGOP)     0.45%             0.40%            0.35%
Wright Total Return Bond Portfolio (WTRBP)         0.45%             0.40%            0.35%
Wright Selected Blue Chip Portfolio (WSBCP)        0.65%             0.60%            0.55%
Wright International Blue Chip Portfolio (WIBCP)   0.80%             0.75%            0.70%

----------------------------------------------------------------------------------------------

     The following table sets forth the net assets of each Portfolio and the advisory fee rate paid for the fiscal year ended December 31, 1996. As at December 31, 1996, Wright Managed Money Market Portfolio and Wright Government Obligations Portfolio had not commenced operations.


                                                             Net Assets           Fee Rate Paid
                                                                as of          for the Fiscal Year
PORTFOLIOS                                                    12/31/96           Ended 12/31/96
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Wright Near Term Bond Portfolio (WNTBP)                        $652,453               0.00%(1)
Wright Total Return Bond Portfolio (WTRBP)                     $789,492               0.00%(2)
Wright Selected Blue Chip Portfolio (WSBCP)                  $2,668,464               0.00%(3)
Wright International Blue Chip Portfolio (WIBCP)             $1,457,072               0.00%(4)
---------------------------------------------------------------------------------------------------

(1) To enhance the net income of WNTBP, Wright made a reduction of its advisory fee in the full amount of such fee and Wright was allocated $29,128 of expenses related to the operation of such Portfolio. Absent a fee reduction, WNTBP would have paid advisory fees equivalent to 0.45% of average daily net assets.
(2) To enhance the net income of WTRBP, Wright made a reduction of its advisory fee in the full amount of such fee and Wright was allocated $23,698 of expenses related to the operation of such Portfolio. Absent a fee reduction, WTRBP would have paid advisory fees equivalent to 0.45% of average daily net assets.
(3) To enhance the net income of WSBCP, Wright made a reduction of its advisory fee in the full amount of such fee. Absent a fee reduction, WSCBP would have paid advisory fees equivalent to 0.65% of average daily net assets.
(4) To enhance the net income of WIBCP, Wright made a reduction of its advisory fee in the full amount of such fee and Wright was allocated $15,486 of expenses related to the operation of such Portfolio. Absent a fee reduction, WIBCP wuld have paid advisory fees equivalent to 0.80% of average daily net assets.


     Pursuant to the Investment Advisory Contract, Wright also furnishes office space and all necessary office facilities, equipment and personnel for servicing the investments of each Portfolio. Each Portfolio is responsible for the payment of all expenses relating to its operations other than those expressly stated to be payable by Wright under its Investment Advisory Contract.

     Wright places the security transactions for each Portfolio, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments. Wright seeks to execute the portfolio security transactions on the most favorable terms and in the most effective manner possible. Subject to the foregoing, Wright may consider sales of shares of a Portfolio or of other investment companies for which it acts as investment adviser as a factor in the selection of broker-dealer firms to execute such transactions.


     Wright is also the investment adviser to certain other funds in The Wright Managed Equity Trust and The Wright Managed Income Trust, all of the funds in The Wright EquiFund Equity Trust, Catholic Values Investment Trust and the portfolios in The Wright Blue Chip Master Portfolio Trust.


The Administrator

     The Trust engages Eaton Vance as its administrator under an Administration Agreement. Under the Administration Agreement, Eaton Vance is responsible for managing the legal and business affairs of each Portfolio, subject to the supervision of the Trustees. Eaton Vance's services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings and other administrative services necessary to conduct each Portfolio's business. Eaton Vance will not provide any investment management or advisory services to the Portfolios. For its services under the Administration Agreement, Eaton Vance receives monthly administration fees from each Portfolio at the annual rates (as a percentage of average daily net assets of such Portfolio) as follows:

                      ANNUAL % -- ADMINISTRATION FEE RATES

    Under            $100 Million to       $250 Million to            Over
$100 Million          $250 Million          $500 Million          $500 Million
------------------------------------------------------------------------------

   0.05%                 0.04%                 0.03%                 0.02%


     For the fiscal year ended December 31, 1996, Eaton Vance made a reduction of its full administration fees for each operating Portfolio.

     Eaton Vance, its affiliates and its predecessor companies have been primarily engaged in managing assets of individuals and institutional clients since 1924 and managing, administering and marketing mutual funds since 1931. Total assets under management are over $17 billion. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp. ("EVC"), a publicly-held holding company.


Other Expenses


     The Trust will be responsible for all of its expenses not assumed by Wright under its Investment Advisory Contract or by Eaton Vance under its Administration Agreement, including, without limitation, the fees and expenses of its custodian and transfer agent, including those incurred for determining each Portfolio's net asset value and keeping each Portfolio's books; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements, and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; expenses of Trustees who are not employees of Wright or Winthrop; and investment advisory and administration fees. The Trust will also bear expenses incurred in connection with litigation in which the Trust is a party and the legal obligation the Trust may have to indemnify its officers and Trustees with respect thereto.



                                 NET ASSET VALUE

     The net asset value per share of each Portfolio is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 P.M., New York time) on each day that the Exchange is open for trading. The determination of net asset value per share is made by subtracting from the value of the assets of a Portfolio the amount of its liabilities, and dividing the remainder by the number of outstanding shares of a Portfolio. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     The Money Market Portfolio uses the amortized cost method to determine the value of portfolio securities. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. The assets of other Portfolios are valued on the basis of their market values or, in the absence of a market value with respect to any portfolio securities, at the value determined by or under the direction of the Trustees, including the employment of an independent pricing service.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Portfolio has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" for federal income tax purposes under the Code and intends to continue to qualify as such. In order to so qualify, each Portfolio must meet certain requirements with respect to the sources of its income, the diversification of its assets, and the distribution of its income to shareholders. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to shareholders in accordance with applicable timing requirements.

     It is the intention of each Portfolio to distribute substantially all its net investment income. Dividends from investment income of WSBCP and WIBCP are expected to be declared annually. Dividends from investment income of the Money Market Portfolio, WNTBP, WGOP, and WTRBP will be declared daily and paid monthly. However, the Trustees may decide to declare dividends at other intervals. Dividends will be distributed in the form of additional full and fractional shares of the Portfolio and not in cash, but shareholders may redeem such shares for cash, as described below.

     All net realized long- or short-term capital gains of each Portfolio after reduction by capital losses, including any available capital loss carryforwards, if any, will be declared and distributed at least annually either during or after the close of the Portfolio's taxable year and will be reinvested in additional full and fractional shares of the Portfolio. A Portfolio may be subject to foreign withholding or other foreign taxes, with respect to income (possibly including, in some cases, capital gains) derived from securities of foreign issuers. U.S. income tax treaties with certain countries may eliminate or reduce the rates of these taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek a refund of amounts withheld in excess of the treaty rate.

     For a discussion of the tax treatment of Contractholders with respect to their Contracts, including the tax treatment of investment earnings of and withdrawals from the segregated accounts underlying such Contracts, reference should be made to the prospectus for the Contracts accompanying this Prospectus.

                        PURCHASE AND REDEMPTION OF SHARES

     The shares of each Portfolio are not offered to the public but may be purchased only by PFL or another participating insurance company for its Accounts allocable to Contracts. Within the limitations set forth in the appropriate Contract, Contractholders may direct PFL to purchase or redeem shares of any Portfolio. Instructions for any such purchase or redemption of the shares of any Portfolio must be made by PFL and Contractholders should not direct instructions or inquiries to the Trust. The terms and conditions of the Contracts and any limitations upon the Portfolios in which the Accounts may invest are set forth in a separate prospectus.

     Subject to the foregoing, each Portfolio sells its shares to PFL or another participating insurance company without a sales charge at the net asset value per share of such Portfolio next determined after the purchase order is received. Each Portfolio reserves the right to reject any order for the purchase of its shares or to limit or suspend, without notice, the offering of its shares.

     Shares of the Portfolios may be redeemed on any day on which the Trust is open for business. Each Portfolio redeems its shares at the net asset value per share of such Portfolio next determined after the redemption request is received from PFL or another participating insurance company. Proceeds of any redemption are delivered to PFL or another participating insurance company within seven days after receipt of the redemption request. The right to redeem shares of a Portfolio and to receive payment therefor may be suspended at times (a) when the securities markets are closed, other than customary weekend and holiday closings, (b) when trading is restricted for any reason, (c) when an emergency exists as a result of which disposal by such Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for such Portfolio fairly to determine the value of its net assets, or (d) when the Securities and Exchange Commission by order permits a suspension of the right of redemption or a postponement of the date of payment or redemption.

     Although the Portfolios normally intend to redeem shares in cash, each Portfolio reserves the right to redeem securities in kind if deemed advisable by the Trustees. The value of any portfolio securities distributed upon redemption will be determined in the manner as described under "Net Asset Value." However, a Portfolio will redeem shares in cash to the extent that the amount of a Portfolio's shares to be redeemed for the benefit of any Contractholder within a 90-day period does not exceed the lesser of $250,000 or 1% of the aggregate net asset value of the Portfolio at the beginning of such period. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur transaction costs upon the disposition of any such securities.


                             PERFORMANCE INFORMATION

     From time to time, the Trust may advertise the yield and/or total return of the Portfolios and may compare the performance of the Portfolios with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The yield of each Portfolio (except the Money Market Portfolio) is computed by dividing its net investment income per share earned during a recent 30-day period by the maximum offering price (i.e. net asset value) per share on the last day of the period and annualizing the resulting figure. The total return of a Portfolio refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Portfolio at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges. The Money Market Portfolio's yield refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The methods used to calculate total return and yield are described further in the Statement of Additional Information.
     The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures should not be considered representative of the performance of the Portfolio for any future period. If the expenses of a Portfolio are reduced by Wright or Eaton Vance, the Portfolio's performance would be higher.


                  ORGANIZATION AND CAPITALIZATION OF THE TRUST

     The Trust was established in April 1993 as a business trust under Massachusetts law. The Trust's shares of beneficial interest have no par value. Shares of the Trust may be issued in series or Portfolios. The Trust currently has six Portfolios. Each Portfolio's shares may be issued in an unlimited number by the Trustees. Each share of a Portfolio represents an equal proportionate beneficial interest in that Portfolio and, when issued and outstanding, the shares are fully paid and non-assessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted in proportion to the amount of the net asset value of a Portfolio which they represent. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees. Shares have no preemptive or conversion rights and are freely transferable. Upon liquidation of a Portfolio, shareholders are entitled to share pro rata in the net assets of such Portfolio.

     As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such an event, the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's by-laws, the Trustees will continue to hold office and may appoint successor Trustees.

     The Trust's by-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The by-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting.

     The rights, if any, of Contractholders to vote the shares of a Portfolio are governed by the relevant Contract. For information on such voting rights, see the prospectus describing the Contracts.


                             ADDITIONAL INFORMATION



Custodian and Transfer Agent

     Investors Bank & Trust Company, located at 89 South Street, Boston, Massachusetts 02111, acts as the Trust's custodian and transfer agent.


Independent Auditors

     Deloitte & Touche LLP, located at 125 Summer Street, Boston, Massachusetts 02110, serves as the Trust's independent auditors.

                                 PART B
==============================================================================
          Information Required in a Statement of Additional Information

                       Statement of Additional Information
                    The Wright Managed Blue Chip Series Trust


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 1997, as supplemented from time to time, which is incorporated herein by reference, for Wright Managed Money Market Portfolio*, Wright Near Term Bond Portfolio, Wright Government Obligations Portfolio*, Wright Total Return Bond Portfolio, Wright Selected Blue Chip Portfolio, and Wright International Blue Chip Portfolio, each a series of The Wright Managed Blue Chip Series Trust (the "Trust"). The Prospectus may be obtained from Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604 (Telephone: 800-888-9471). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.



              Table of Contents

                                            PAGE
-------------------------------------------------------------------------------


  GENERAL INFORMATION.......................  2
  ADDITIONAL DESCRIPTION OF INVESTMENTS.....  2
  INVESTMENT RESTRICTIONS...................  7
  PERFORMANCE INFORMATION...................  9
     Total Return...........................  9
     Yield.................................. 10
  PORTFOLIO TRANSACTIONS.................... 12
  MANAGEMENT OF THE TRUST................... 13
     Officers and Trustees.................. 13
     The Investment Adviser................. 16
     The Administrator...................... 17
     Custodian.............................. 18
     Independent Certified Public
      Accountants........................... 18
     Legal Matters.......................... 18
  NET ASSET VALUE........................... 19
  TAXES..................................... 20
     Federal Income Taxes................... 20
  FINANCIAL STATEMENTS...................... 22
  APPENDIX.................................. 23


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.


         The date of this Statement of Additional Information is May 1, 1997.


       * As of the date of this Statement of Additional Information, this Portfolio has not commenced operations.

                               GENERAL INFORMATION

     The Trust did not have the initial capitalization required by Section 14(a) of the Investment Company Act of 1940 (the "1940 Act") in reliance upon Rule 14a-2 under the 1940 Act and PFL Life acting as a "promoter" of the Trust.

     The Trust's Declaration of Trust may be amended with the affirmative vote of a majority of the outstanding shares of the Trust or, if only the interests of a particular Portfolio are affected, a majority of such Portfolio's outstanding shares. The Trustees are authorized to make amendments to the Declaration of Trust that do not have a material adverse effect on the interests of shareholders. The Trust may be terminated (i) upon the sale of the Trust's assets to another investment company, if approved by the holders of two-thirds of the outstanding shares of the Trust, except that if the Trustees recommend such sale of assets, the approval by the vote of a majority of the Trust's outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by a majority of its Trustees or by the vote of a majority of the Trust's outstanding shares. If not so terminated, the Trust may continue indefinitely.

     The Trust's Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; however, nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


     The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Trust has been advised by counsel that the risk of any shareholder incurring any liability for the obligations of a Trust is extremely remote. The Trust's investment adviser does not consider this risk to be material.



                      ADDITIONAL DESCRIPTION OF INVESTMENTS

     The investment objectives and policies of each of the Portfolios are described in the Prospectus. The following is a description of certain of the Trust's investment policies and the portfolio securities in which certain Portfolios may invest.


     U.S. Government, Agency and Instrumentality Securities -- U.S. Government securities are issued by the Treasury and include bills, certificates of indebtedness, notes, and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association ("GNMA"), the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association. Except for U.S. Government obligations, the securities issued or guaranteed by U.S. agencies and instrumentalities may or may not be backed by the full faith and credit of the United States. If the obligation is not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentally issuing or guaranteeing the obligation for its repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its obligations. The U.S. Government does not guarantee the yield or value of any Portfolio's investments or shares.

     Mortgage-Related Securities -- GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates representing interests in such pool is guaranteed by the full faith and credit of the U.S. Government. As mortgage-backed securities, GNMA Certificates differ from bonds in that the principal is paid back by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder of the Certificate. As indicated below, since the unscheduled prepayment rate of the underlying mortgage pool covered by a "pass-through" security cannot be predicted with accuracy, the average life of a particular issue of GNMA Certificates cannot be accurately predicted.

     The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government created by Congress for the purpose of increasing the availability of mortgage credit for residential housing, issues participation certificates ("PCs") representing undivided interests in FHLMC's mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are mostly "conventional" mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.

     The Federal National Mortgage Association ("FNMA"), a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Like GNMA Certificates and FHLMC PCs, these pass-through securities are subject to the unpredictability of unscheduled prepayments on the underlying mortgage pools.

     The mortgage-related securities in which the Portfolios may invest include GNMA, FHLMC and FNMA securities representing interests in pools of 30 year, 15 year, adjustable rate, variable rate, graduated rate and other types of mortgages.  While  it is not  possible  to  accurately  predict  the  life  of a particular issue of a mortgage-backed "pass-through" security held by a Portfolio, the actual life of any such security is likely to be substantially less than the original average maturity of the mortgage pool underlying the security. This is because unscheduled early prepayments of principal on the security owned by the Portfolio will result from the prepayment, refinancing or foreclosure of the underlying mortgage loans in the mortgage pool. The prepayment assumptions for pools of 30 and 15-year mortgages are generally considered to be 12 years and seven years, respectively, but may be considerably shorter during periods of declining interest rates. Mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. A Portfolio, when the monthly payments (which may include unscheduled prepayments) on such a security are passed through to it, may be able to reinvest such payments only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, the mortgage-backed "pass-through"
security is less effective than other types of obligations as a means of "locking-in" attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed "pass-through" securities may have a comparable risk of decline in market value during periods of rising interest rates. If such a security has been purchased by a Portfolio at a premium above its par value, both a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment and will reduce the Portfolio's total return. If such a security has been purchased by a Portfolio at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

     Collateralized Mortgage Obligations ("CMOs") are debt securities issued by FHLMC and by financial institutions and other mortgage lenders which are generally fully collateralized by a pool of mortgages held under an indenture. CMOs are issued with a number of classes or series which have different maturities and are retired in sequence and are the general obligations of the issuers thereof. CMOs are designed to be retired as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus the early retirement of a particular class or series of a CMO held by a Portfolio would affect the Portfolio's current and total returns in the manner indicated above. Currently, the investment adviser will consider privately issued CMOs or other mortgage-backed securities as possible investments for a Portfolio only when the mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities (e.g., insured by the Federal Housing Administration or Farmers Home Administration or guaranteed by the Administrator of Veterans Affairs or consisting in whole or in part of U.S.Government securities). WGOP may not invest in mortgage-related securities.

     Corporate Obligations -- As described in the Prospectus, each Portfolio may invest, subject to certain limitations, in corporate debt obligations. Rated obligations must be rated in the two highest rating categories by a nationally recognized statistical rating organization for money market instruments in any portfolio, "A" by Moody's and S&P, in the case of WTRBP, and "AA" by Moody's or "Aa" by S&P, in the case of WNTBP, WIBCP and WSBCP. Unrated obligations must be determined by the investment adviser to be of comparable quality.


     Foreign Securities -- WIBCP may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not associated with domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in exchange control regulations, expropriation or confiscatory taxation, limitation on removal of funds or other assets of WIBCP, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

     It is anticipated that in most cases, the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S. Securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S.

     Foreign Currency Exchange Transactions -- WIBCP may engage in foreign currency exchange transactions. Investments in securities of foreign companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries. In addition, assets of WIBCP may temporarily be held in bank deposits in foreign currencies during the completion of investment programs. Therefore, the value of WIBCP's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although WIBCP values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. WIBCP may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. WIBCP will convert currency on a spot basis from time to time and will incur costs in connection with such currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to WIBCP at one rate, while offering a lesser rate of exchange should WIBCP desire to resell that currency to the dealer. WIBCP does not intend to speculate in foreign currency exchange rates.

     As an alternative to spot transactions, WIBCP may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") or purchase currency call or put options. A forward contract involves an obligation to purchase or sell a specific currency at a future date and price fixed by agreement between the parties at the time of entering into the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although a forward contract generally involves no deposit requirement and no commissions are charged at any stage for trades, WIBCP will use segregated accounts for forward purchase transactions. WIBCP intends to enter into such contracts only on net terms. The purchase of a put or call option is an alternative to the purchase or sale of forward contracts and will be used if the option premiums are less then those in the forward contract market.

     WIBCP may enter into forward contracts or purchase currency options only under two circumstances. First, when WIBCP enters into a contract for the purchase or sale of a security dominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. This is accomplished by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction ("transaction hedging"). Such forward contract transactions will enable WIBCP to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date of payment for the security.

     Second, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, WIBCP may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies will change as a consequence of fluctuations in the market value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency exchange rates and the implementation of a short-term hedging strategy are highly uncertain.


     WIBCP's custodian will place cash or liquid securities in a segregated account. The amount of such segregated assets will be at least equal to the value of WIBCP's total assets committed to the consummation of forward contracts involving the purchase of forward currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the amount will equal the amount of WIBCP's commitments with respect to such contracts.


     At the maturity of a forward contract, WIBCP may elect to sell the portfolio security and make delivery of the foreign currency. Alternatively, WIBCP may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an identical offsetting contract from the same currency trader.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for WIBCP to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if WIBCP intends to sell the security and the market value of the security is less than the amount of foreign currency that WIBCP is obligated to deliver. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency that WIBCP is obligated to deliver.

     If WIBCP retains the portfolio security and engages in an offsetting transaction, WIBCP will incur a gain or a loss (as described below) to the extent that there has been a change in forward contract prices. If WIBCP engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward contract prices decline during the period between the date WIBCP enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, WIBCP will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, WIBCP will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


     WIBCP will not speculate in forward contracts and will limit its transactions in such contracts to those described above. Of course, WIBCP is not required to enter into such transactions with respect to portfolio securities quoted or denominated in a foreign currency and will not do so unless deemed appropriate by its investment adviser. This method of protecting the value of WIBCP's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which WIBCP can achieve at some future time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might be realized if the value of such currency increases.

     Lending Portfolio Securities -- A Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. A Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.


     Borrowings -- Each Portfolio may borrow money in an amount equal to 1/3 of its net assets for temporary or emergency purposes or for the clearance of transactions. A Portfolio will not purchase additional securities while such borrowings exceed 5% of such Portfolio's total assets.


                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust on behalf of each Portfolio and may be changed only by the vote of a majority of a Portfolio's outstanding voting securities, as defined in the 1940 Act. Accordingly, each Portfolio may not:

     (1) Borrow money in excess of 1/3 of the current market value of the net assets of such Portfolio (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue any securities other than its shares of beneficial interest except as appropriate to evidence indebtedness which such Portfolio is permitted to incur;

     (2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For purposes of this restriction, collateral arrangements with respect to options, futures contracts and options on futures
         contracts   shall  not  be  deemed   to  be  a   mortgage,   pledge  or
         hypothecation);

     (3) Invest more than 5% of its total assets taken at current market value in the securities of any one issuer or purchase more than 10% of the voting securities of any one issuer;

     (4) Purchase or retain securities of any issuer if 5% of the issuer's securities are owned by those officers and Trustees of the Trust or its investment adviser who own individually more than 1/2 of 1% of the issuer's securities;

     (5) Purchase securities on margin or make short sales, except that such Portfolio may make short sales against the box;

     (6) Buy or sell real estate, commodities, or commodity contracts unless acquired as a result of ownership of securities; except that the Portfolio may purchase and sell futures contracts on securities, indices, currency and other financial instruments and options on futures contracts;

     (7) Purchase any securities which would cause more than 25% of the market value of such Portfolio's total assets at the time of such purchase to be invested in the securities of issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (8) Underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

     (9) Make loans, except (i) through the loan of a portfolio security, (ii) by entering into repurchase agreements and (iii) to the extent that the purchase of debt instruments for the Portfolio in accordance with the Portfolio's investment objective and policies may be deemed to be loans;

    (10) Purchase from or sell to any of its Trustees and officers, its administrator, investment adviser, or principal underwriter, if any, or the officers and directors of said administrator, investment adviser or principal underwriter, portfolio securities; or

    (11) Issue senior securities, except as permitted under (1).

     In addition to the foregoing fundamental investment restrictions, each Portfolio has adopted the following nonfundamental policies which reflect the intentions of the Trustees under current circumstances. Unlike the fundamental investment restrictions, these policies may be changed at any time by the Trustees without shareholder approval. Each Portfolio will not: purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; purchase warrants of any issuer if, as a result, more than 2% of the value of its total assets would be invested in warrants which are not listed on the New York or American Stock Exchanges and more than 5% of the value of its total assets would be invested in warrants, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by such Portfolio in units or attached to securities; or enter into repurchase agreements maturing in more than seven days or invest in illiquid or restricted securities if, as a result, more than 15% of the Portfolio's net assets (10% of net assets in the case of the Money Market Portfolio) would be invested in such repurchase agreements and securities.

     If a percentage restriction contained in the Portfolio's investment restrictions or policies is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the Portfolio's net assets will not be considered a violation of such restrictions.


                             PERFORMANCE INFORMATION

     Each Portfolio may from time to time report its yield and total return in advertisements, reports to shareholders and other sales material. Total return and yield will be computed as described below.

Total Return

     The average annual total return of each Portfolio is determined for a particular period by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio made at the maximum public offering price (i.e. net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Portfolio during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The formula can be expressed as follows:
                                                                1
                                                  Ending Value  -
                                                  ------------- n
             Average Annual Total Return  =   [ ( Starting Value ) - 1 ] x 100

           where Starting Value equals $1,000 and n = number of years.

     In addition, each Portfolio may provide total return information for other designated periods, such as for the most recent six months or most recent 12 months. This total return information is computed as described above except that no annualization is made.

     The average annual total return of each Portfolio for the one-year period ended December 31, 1996 and from inception to December 31, 1996 are shown in the table below:


                                                 One Year        Inception To       Inception
                                              Ended 12/31/96       12/31/96           Date
--------------------------------------------------------------------------------------------------

Wright Near Term Bond Portfolio                    2.72%            3.22%             1/6/94
Wright Selected Blue Chip Portfolio               22.80%           13.35%             1/6/94
Wright Total Return Portfolio                      1.00%            2.87%            12/7/93
Wright International Blue Chip Portfolio          17.40%            5.74%             1/6/94

--------------------------------------------------------------------------------------------------

1 During the periods ended December 31, 1996, the operating expenses of the Portfolios were reduced either by a reduction of the investment adviser fee, the administrator fee, and the allocation of expenses to the investment adviser, or a combination of these. Had such actions not been undertaken, the Portfolios would have had lower returns.

2 The total investment return does not reflect expenses that apply to the separate account or policies. If these charges had been included, the total return would be reduced.


Yield

     The yield of each Portfolio is computed by dividing its net investment income per share earned during a recent 30-day period by the maximum offering price (i.e. net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is equal to the dividends and interest earned on a Portfolio's assets during the period, with the resulting number being divided by the average daily number of shares outstanding and entitled to receive dividends during the period.
The formula is as follows:
                                               6
                  Yield = 2      [ (  a--b + 1) - 1 ]
                                      ----
                                       cd

Where:

     a  =  dividends and interest earned during the period.
     b  =  expenses accrued for the period (after reductions).
     c  =  the average daily number of accumulation units outstanding during the period.
     d = the maximum offering price per accumulation unit on the last day of the period.

     NOTE: "a" is calculated for stocks by dividing the stated dividend rate for each security held during the period by 360. "a" is estimated for debt securities other than mortgage certificates by dividing the year-end market value times the yield to maturity by 360. "a" for mortgage securities, such as GNMAs, is the actual income earned. Neither discount nor premium has been amortized.

     For the 30-day period ended December 31, 1996, the yield of each of the following Portfolios was:


                                                      30-Day Period Ended
                                                       December 31, 1996
------------------------------------------------------------------------------

           Wright Near Term Bond Portfolio                   2.96%
           Wright Selected Blue Chip Portfolio               1.89%
           Wright Total Return Bond Portfolio                4.72%

------------------------------------------------------------------------------


     The "yield" and "effective yield" of the Money Market Portfolio is calculated in the following manner:

         A. Yield -- the net annualized yield based on a specific 7-calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholders' accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7.
              The yield figure is stated to the nearest hundredth of one percent.

         B. Effective Yield -- the net annualized yield for a specified 7-calendar days assuming a reinvestment of the yield or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return +1)365/7]-1.

     Total return, yield and effective yield are based on historical earnings and are not intended to indicate future performance. Total return and yield will vary based on changes in market conditions and the level of expenses.

     A Portfolio's yield or total return may be compared to the Consumer Price Index and various domestic securities indices. A Portfolio's yield or total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders.

     From time to time, evaluations of a Portfolio's performance made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. These include the rankings prepared by Lipper Analytical Services, Inc., an independent service which monitors the performance of mutual funds. The Lipper performance analysis includes the reinvestment of dividends and capital gain distributions, but does not take sales charges into consideration and is prepared without regard to tax consequences.

                             PORTFOLIO TRANSACTIONS

     The investment adviser places the security transactions for each Portfolio, which in some cases may be effected in block transactions which include other accounts managed by the investment adviser. The investment adviser provides similar services directly for bank trust departments and other investment companies. In some instances, allocation of the securities to be purchased or sold, and the expenses in connection with such transaction, is made in a manner the investment adviser considers to be most equitable and consistent with its fiduciary obligations to the Trust and such other clients. Such allocation may adversely affect the size of the position obtainable by a Portfolio.

     The investment adviser seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. In seeking best execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the value and quality of service rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission or markup, if any.

     It is expected that on frequent occasions there will be many broker-dealer firms which will meet the foregoing criteria for a particular transaction. In selecting among such firms, the Portfolios may give consideration to those firms which supply brokerage and research services, quotations and statistical and other information to the investment adviser for use in servicing their accounts or firms which purchase its investment services. The term "brokerage and
research  services"  includes  advice  as  to  the  value  of  securities,   the
advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such services and information may be useful and of value to the investment adviser in servicing all or less than all of its accounts and the services and information furnished by a particular firm may not necessarily be used in connection with the account which paid brokerage commissions to such firm. The advisory fee paid by the Portfolios to the investment adviser is not reduced as a consequence of its receipt of such services and information. While such services and information are not expected to reduce the investment adviser's normal research activities and expenses, the investment adviser would, through use of such services and information, avoid the additional expenses which would be incurred if it attempted to develop comparable services and information through its own staff.

     Under the Investment Advisory Contract, the investment adviser has the authority to pay commissions on portfolio transactions for brokerage and research services exceeding that which other brokers or dealers might charge provided certain conditions are met. The Investment Advisory Contract expressly authorizes the selection of a broker or dealer which charges a Portfolio a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if it is determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services which have been provided.

     Subject to the requirement that the investment adviser shall use its best efforts to seek to execute each Portfolio's security transactions at advantageous prices and at reasonably competitive commission rates, the investment adviser, as indicated above, is authorized to consider as a factor in the selection of any broker-dealer firm with whom a Portfolio's orders may be placed the fact that such firm has sold or is selling shares of the Portfolio or of other investment companies sponsored by the investment adviser.


     During the fiscal years ended December 31, 1996, 1995 and 1994, the Portfolios that were offering their shares during such periods paid the following amounts on brokerage commissions:


                                 1996              1995             1994
-----------------------------------------------------------------------------

     WNTB(1)                      0                 0                0
     WSBCP(1)                $6,192            $3,551           $4,952
     WTRBP(2)                     0                 0                0
     WIBCP(1)                $3,221            $2,768           $2,812
-----------------------------------------------------------------------------

     (1) Start of business, January 6, 1994.
     (2) Start of business, December 7, 1993.



                             MANAGEMENT OF THE TRUST

Officers and Trustees

     The officers and Trustees of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are "interested persons," as defined in the 1940 Act, of the Trust, Wright, The Winthrop Corporation ("Winthrop"), Eaton Vance, Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"), or Eaton Vance's parent company, Eaton Vance Corp. ("EVC"), or Eaton Vance's Trustee, Eaton Vance, Inc. ("EV"), by virtue of their affiliation with the Trust, Wright, Winthrop, Eaton Vance, EVC or EV, are indicated by an asterisk (*).


PETER M. DONOVAN (54), President and Trustee*
President, Chief Executive Officer and Director of Wright and Winthrop; Vice President, Treasurer and a Director of Wright Investors' Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604


H. DAY BRIGHAM, JR. (70), Vice President, Secretary and Trustee*
Retired Vice President, Chairman of the Management Committee and Chief Legal Officer of Eaton Vance, EVC, BMR and EV and Director, EVC and EV; Director of Wright and Winthrop since February, 1997.
Address: 92 Reservoir Avenue, Chestnut Hill, MA 02167

WINTHROP S. EMMET (86), Trustee
Retired New York City Attorney at Law; Trust Officer, First National City Bank, New York, NY (1963-1971).
Address: Box 327, West Center Road, West Stockbridge, MA 01266

A.M. MOODY III (60), Vice President & Trustee*
Senior Vice President, Wright and Winthrop; President,Wright Investors' Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

LLOYD F. PIERCE (78), Trustee
Retired Vice Chairman (prior to 1984 - President), People's Bank, Bridgeport, CT; Member, Board of Trustees, People's Bank, Bridgeport, CT; Board of Directors, Southern Connecticut Gas Company; Chairman, Board of Directors, COSINE.
Address: 125 Gull Circle North, Daytona Beach, FL 32119

RICHARD E. TABER (48), Trustee
Chairman and Chief Executive Officer of First County Bank, Stamford, CT (1989-present). Mr. Taber was appointed as a Trustee of the Trust on March 18, 1997.
Address: 117 Prospect Street, Stamford, CT 06901

RAYMOND VAN HOUTTE (72), Trustee
President Emeritus and Counselor of The Tompkins County Trust Co., Ithaca, NY (since January 1989); President and Chief Executive Officer, The Tompkins County Trust Company (1973-1988); President, New York State Bankers Association (1987-1988); Director, McGraw Housing Company, Inc., Deanco, Inc., Evaporated Metal Products and Tompkins County Area Development, Inc.
Address: One Strawberry Lane, Ithaca, NY 14850

JUDITH R. CORCHARD (58), Vice President
Executive Vice President, Investment Management: Senior Investment Officer; Chairman of the Investment Committee and Director Wright and Winthrop.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

JAMES L. O'CONNOR (52), Treasurer
Vice President of Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110

JANET E. SANDERS (61), Assistant Secretary and Assistant Treasurer
Vice President of Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of Eaton Vance, BMR and EV since March 1, 1994; employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

ERIC G. WOODBURY (39), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

WILLIAM J. AUSTIN, JR. (45), Assistant Treasurer
Assistant Vice President of Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110


     All of the Trustees and officers hold identical positions with The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright Managed Blue Chip Series Trust (except Mr. Miles), Catholic Values Investment Trust and The Wright Blue Chip Master Portfolio Trust. The fees and expenses of those Trustees (Messrs. Emmet, Pierce, Taber and Van Houtte) who are not "interested persons" of the Trust and of Mr. Brigham are paid by the Portfolios. They also receive additional payments from other investment companies for which Wright provides investment advisory services. The Trustees who are employees of Wright receive no compensation from the Trust. The Trust does not have a retirement plan for its Trustees. Beginning in 1997, Mr. Brigham will receive compensation of $1,250 from the Trust and $6,000 in total compensation from the complex. Mr. Taber, appointed a Trustee on March 18, 1997, will receive compensation of $1,250 from the Trust and $5,000 in total compensation from the complex. For Trustee compensation from the Trust for the fiscal year ended December 31, 1996 and for the total compensation paid to the Trustees from the Wright Fund complex for the fiscal year ended December 31, 1996, see the following table.

                               COMPENSATION TABLE

                           Aggregate Compensation       Pension       Estimated         Total
                           From The Wright Managed     Benefits        Annual       Compensation
Trustees                   Blue Chip Series Trust       Accrued       Benefits         Paid(1)

Winthrop S. Emmet                  $1,250                None           None           $5,000
Leland Miles                       $   --                None           None           $3,750
Lloyd F. Pierce                    $1,250                None           None           $5,000
George R. Prefer(2)                 $ 750                None           None           $3,000
Raymond Van Houtte                 $1,250                None           None           $5,000

(1) Total  compensation  paid is from the The Wright Managed Blue Chip Series Trust (6 Portfolios) and the other funds in the
    Wright Fund complex (29 funds) for a total of 35 funds.
(2) Mr. Prefer resigned as a Trustee on September 18, 1996.

     Messrs. Emmet, Pierce and Van Houtte are members of the Special Nominating Committee of the Trustees. The Special Nominating Committee's function is selecting and nominating individuals to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, Eaton Vance, Wright or Winthrop. The Trust does not have a designated audit committee since the full board performs the functions of such committee.

The Investment Adviser

     The Trust has engaged The Winthrop Corporation ("Winthrop"), to act as the Portfolio's investment adviser pursuant to an Investment Advisory Contract. Pursuant to a service agreement effective February 1, 1996 between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. ("Wright"), Wright, acting under the general supervision of the Trust's Trustees, furnishes each Portfolio with investment advice and management services. Winthrop supervises Wright's performance of this function and retains its contractual obligations under its Investment Advisory Contract with each Portfolio. The estate of John Winthrop Wright may be considered a controlling person of Winthrop and Wright by reason of its ownership of 29% of the outstanding shares of Winthrop. The Trustees of the Trust are responsible for the general oversight of the conduct of each Portfolio's business. An affiliate of the investment adviser receives an annual service fee of .50% of the annuity purchase value from PFL for acting as principal underwriter of the Contracts.

     Pursuant to the Investment Advisory Contract, Wright will carry out the investment and reinvestment of the assets of the Portfolios, will furnish continuously an investment program with respect to the Portfolios, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Wright will furnish to the Portfolios investment advice and management services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities. In addition, Wright has arranged for certain members of the Eaton Vance and Wright organizations to serve without salary as officers or Trustees of the Trust. In return for these services, each Portfolio is obligated to pay a monthly advisory fee calculated at the rates set forth in the Portfolio's current Prospectus.


     The following table sets forth the net assets of each Portfolio that was offering its shares as at December 31, 1996, and the advisory fee earned during the fiscal years ended December 31, 1996, 1995 and 1994. As of December 31, 1996, Wright Money Market Portfolio and Wright Government Obligations Portfolio had not commenced operations.


                                                     Aggregate     Fee Earned     Fee Earned      Fee Earned
                                                        Net      for the Fiscal  for the Fiscal  for the Fiscal
                                                      Assets       Year Ended     Year Ended      Year Ended
PORTFOLIOS                                           12/31/96       12/31/96       12/31/95        12/31/94
----------------------------------------------------------------------------------------------------------------

Wright Near Term Bond Portfolio (WNTBP)*(1)            $ 652,453     $ 1,772       $ 1,563          $1,921
Wright Total Return Bond Portfolio (WTRBP)(2)          $ 789,492     $ 2,936       $ 2,034          $1,861
Wright Selected Blue Chip Portfolio (WSBCP)*(3)       $2,668,464     $16,989       $11,367          $5,488
Wright International Blue Chip Portfolio(WIBCP)*(4   )$1,457,072     $10,298       $ 9,690          $5,535

-----------------------------------------------------------------------------------------------------------------

 *  Start of business, January 6, 1994.
(1) For the fiscal years ended December 31, 1996, 1995 and 1994, WNTBP made a reduction of its advisory fee in the full amount of such fee and Wright was allocated $29,128, $29,915 and $16,824, respectively, of expenses related to the operation of such Portfolio.
(2) For the fiscal years ended December 31, 1996, 1995 and 1994, WTRBP made a reduction of its advisory fee in the full amount of such fee and Wright was allocated $23,698, $29,886 and $23,275, respectively, of expenses related to the operation of such Portfolio.
(3) For the fiscal years ended December 31, 1996, 1995 and 1994, WSBCP made a reduction of its advisory fee in the full amount of such fee and Wright was allocated $0, $7,494 and $12,240, respectively, of expenses related to the operation of such Portfolio.
(4) For the fiscal years ended December 31, 1996, 1995 and 1994, WIBCP made a reduction of its advisory fee in the full amount of such fee and Wright was allocated $15,486, $12,813 and $13,935, respectively, of expenses related to the operation of such Portfolio.

The Administrator


     The Trust has engaged Eaton Vance to act as the administrator for each Portfolio. For its services under the Administration Agreement, Eaton Vance receives monthly administration fees based on the net assets of each Portfolio at the annual rates set forth in the Portfolio's current Prospectus. The following table sets forth the administration fees that would have been earned, absent a fee reduction, from each Portfolio for the fiscal years ended December 31, 1996, 1995 and 1994. As of December 31, 1996, Wright Managed Money Market Portfolio and Wright Government Obligations Portfolio had not commenced operations.


                                                       Administration Fees Paid
                                                 for the Fiscal Year Ended December 31
PORTFOLIOS                                         1996(1)       1995(1)      1994(1)
---------------------------------------------------------------------------------------

Wright Near Term Bond Portfolio (WNTBP)*           $ 197          $174       $214
Wright Total Return Bond Portfolio (WTRBP)         $ 326          $226       $207
Wright Selected Blue Chip Portfolio (WSBCP)*      $1,307          $874       $422
Wright International Blue Chip Portfolio (WIBCP)*  $ 644          $606       $346

---------------------------------------------------------------------------------------

 *  Start of business, January 6, 1994.
(1) Eaton Vance made a reduction of the administration fee in the full amount for each Portfolio.

     Eaton Vance and EV are both wholly owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes, Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers or officers and Directors of EVC and EV. As of March 31, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Austin, Murphy, O'Connor and Woodbury and Ms. Sanders, who are officers of the Trust, are also members of the Eaton Vance, BMR and EV organizations. Eaton Vance will receive the fees paid under the Administration Agreement.

     EVC owns all of the stock of Energex Energy Corporation which is engaged in oil and gas exploration and development. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC, EV, Eaton Vance and BMR may also enter into other businesses.

     The Trust's Investment Advisory Contract and Administration Agreement will remain in effect until February 28, 1998. The Trust's Investment Advisory
Contract may be continued with respect to a Portfolio from year to year thereafter so long as such continuance after February 28, 1998 is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, Eaton Vance or Wright cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of that Portfolio. The Trust's Administration Agreement may be continued from year to year after February 28, 1998 so long as such continuance is approved annually by the vote of a majority of the Trustees. Each agreement may be terminated as to a Portfolio at any time without penalty on sixty (60) days' written notice by the Board of Trustees or Directors of either party, or by vote of the majority of the outstanding shares of that Portfolio, and each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreement on the part of Eaton Vance or Wright, Eaton Vance or Wright will not be liable to the Trust for any loss incurred.



Custodian

     Investors  Bank  &  Trust  Company  ("IBT"),   89  South  Street,   Boston,
Massachusetts, acts as custodian for each of the Portfolios. IBT, directly or through subcustodians, has the custody of all cash and securities of the Portfolios, maintains the Portfolios' general ledgers and computes daily the net asset value per share of each Portfolio. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolios' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Portfolios. A portion of the custody fee for each Portfolio is based upon the Trust's aggregate assets, the fees so determined being then allocated among the Portfolios relative to their size. These fees are then reduced by a credit for a Portfolio's cash balances at IBT equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to such Portfolio's average daily collected balances for the week. In addition, each Portfolio pays a fee based on the number of portfolio transactions and a fee for bookkeeping and valuation services.


Independent Certified Public Accountants

     Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts are the Trust's independent certified public accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


Legal Matters


     Certain legal matters are passed on for the Trust by Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

                                 NET ASSET VALUE

     Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be the over-the-counter market, will be valued at the most recently quoted bid price provided by the principal market makers.

     With respect to WIBCP, foreign securities traded outside the United States are generally valued as of the time their trading is completed, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of WIBCP's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Trustees. All securities and other assets of WIBCP initially quoted or denominated in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

     In the case of any  securities  which  are not  actively  traded,  reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The Trustees periodically review such procedures. The fair value of such securities is generally determined to be the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

     The Money Market Portfolio uses the amortized cost method to value its securities, which is intended to permit the Money Market Portfolio generally to maintain a constant net asset value of $1.00 per share. The Money Market Portfolio is permitted to use the amortized cost method of valuation for its portfolio securities pursuant to regulations of the Securities and Exchange Commission. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Portfolio would receive if it sold the instrument. The net asset value per share would be subject to fluctuation upon any significant changes in the value of the Money Market Portfolio's securities. The value of debt securities, such as those in the Money Market Portfolio, usually reflects yields generally available on securities of similar yield, quality and duration. When such yields decline, the value of a portfolio holding such securities can be expected to decline. Although the Money Market Portfolio seeks to maintain the net asset value per share of the Money Market Portfolio at $1.00, there can be no assurance that net asset value will not vary.

     The Trustees of the Trust have established procedures reasonably designed, taking into account current market conditions and the Money Market Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one half of one percent, the Trustees are required to promptly consider what action, if any, should be initiated.


                                      TAXES

Federal Income Taxes

     In order to qualify as a regulated investment company as described in the Prospectus, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options and forward contracts) derived with respect to its business of investing in such stocks or securities; (2) derive less than 30% of its gross income in each taxable year from the sale or other disposition of stocks or securities and certain other investments held less than three months; and (3) diversify its holdings in compliance with the diversification requirements of Subchapter M of the Code so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to not more than 5% of the value of the Portfolio's total (gross) assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in securities of any one issuer (other than U.S. Government securities) or certain other issuers controlled by the Portfolio.


     As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and net capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its investment company taxable income (i.e., all of its net taxable income other than the excess, if any, of net long-term capital gain over net short-term capital loss ("net capital gain")), for the taxable year is distributed in accordance with applicable timing requirements, but will be subject to tax at regular corporate rates on any investment company taxable income or net capital gain that is not so distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been received by shareholders on December 31, if the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year. A Portfolio's distributions from investment company taxable income and net capital gain are generally treated as ordinary income and long-term capital gain, respectively, under the Code. Insurance companies should consult their own tax advisers regarding the tax rules governing their treatment upon receipt of these distributions and the proceeds of share redemptions (including exchanges).


     Each Portfolio will not be subject to federal excise tax or the related distribution requirements for any taxable year in which all of its shares are held by segregated asset accounts of life insurance companies held in connection with variable contracts or are attributable to certain "seed money" in accordance with Section 4982(f) of the Code.

     Investment by a Portfolio in the stock of a "passive foreign investment company" may cause the Portfolio to recognize income prior to the receipt of distributions from such a company or to become subject to tax upon the receipt of certain excess distributions from, or upon disposition of its stock of, such a company, although an election may in some cases be available that would ameliorate some of these adverse tax consequences.

     Each Portfolio intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account and, because Section 817(h) and those regulations treat the assets of the Portfolio as assets of the related separate account, the assets of a Portfolio, that may be represented by any one, two, three and four investments. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally result in treatment of the variable contract holders other than as described in the applicable variable contract prospectus, including inclusion in ordinary income of income accrued under the contracts for the current and all prior taxable years. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

     The Trust may therefore find it necessary to take action to seek to ensure that a Contract continues to qualify as a Contract under federal tax laws, although the insurance company that maintains each segregated asset account is responsible for ensuring that the assets held in that account satisfy the diversification requirements of Section 817(h) of the Code and the applicable regulations and the Trust itself can control only the assets held within the Portfolios.
The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio.

     The Portfolios are not subject to Massachusetts corporate excise or franchise tax. Provided that a Portfolio qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.



                              FINANCIAL STATEMENTS

===============================================================================





     Registrant incorporates by reference the audited financial information for the Trust contained in the Trust's shareholder report for the fiscal year ended December 31, 1996 as previously filed electronically with the Securities and Exchange Commission (Accession Number 0000901382-97-000001)

                                    APPENDIX


===============================================================================




Wright Quality Ratings


     Wright Quality Ratings provide a means by which Wright evaluates certain fundamental criteria for the measurement of the quality of an issuer's securities.

     Each rating is based on 32 individual measures of quality which can be grouped into four components: (1) Investment Acceptance, (2) Financial Strength,
(3) Profitability and Stability, and (4) Growth. The total rating is three letters and a numeral. The three letters measure (1) Investment Acceptance, (2) Financial Strength, and (3) Profitability and Stability. Each letter reflects a composite measurement of eight individual standards which are summarized as A:
Outstanding, B: Excellent, C: Good, D: Fair, L: Limited, and N: Not Rated. The numeral rating reflects Growth and is a composite of eight individual standards ranging from 0 to 20.


Equity Securities


     Investment Acceptance reflects the acceptability of a security by and its marketability among investors, and the liquidity of the market for such securities.

     Financial Strength represents the amount, adequacy and liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratio of invested equity capital to debt, the adequacy of net working capital, its fixed charges coverage ratio and other appropriate criteria.

     Profitability and Stability measures the record of a corporation's management in terms of (1) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (2) the profits or losses of the corporation during generally adverse economic periods, including its ability to withstand adverse financial developments.

     Growth measures the growth per common share of the corporation's equity capital, earnings, and dividends, rather than the corporation's overall growth of revenues and income.

     These ratings are determined by specific quantitative formulae. A distinguishing characteristic of these ratings is that The Wright Investment Committee must review and accept each rating. The Committee may reduce a computed rating of any company, but may not increase it.

Debt Securities


     Wright ratings for commercial paper, corporate bonds and bank certificates of deposit consist of the two central positions of the four position alphanumeric corporate equity rating. The two central positions represent those factors which are particularly relevant to fixed income and reserve investments.

     The first letter rating of the Wright four-part alphanumeric corporate rating is not included in the ratings of fixed income securities since it primarily reflects the adequacy of the floating supply of the company's common shares for the investment of substantial funds. The numeric growth rating is not included because this element is identified only with equity investments.


A-1 and P-1 Commercial Paper Ratings
by Standard & Poor's and Moody's


     A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     `A': Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The `A-1' designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     Issuers (or related supporting institutions) rated P-1 by Moody's have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:


     -- Leading market positions in well-established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information.



Bond Ratings


     In addition to Wright quality ratings, bonds or bond insurers may be expected to have credit risk ratings assigned by the two major rating companies, Moody's and Standard & Poor's. Moody's uses a nine-symbol system with Aaa being the highest rating and C the lowest. Standard & Poor's uses a 10-symbol system that ranges from AAA to D. Bonds within the top four categories of Moody's (Aaa, Aa, A, and Baa) and of Standard & Poor's (AAA, AA, A, and BBB) are considered to be of investment-grade quality. Only the top three grades are acceptable for the taxable Income Funds and only the top two grades are acceptable for the tax-free Income Funds. Note that both Standard & Poor's and Moody's currently give their highest rating to issuers insured by the American Municipal Bond Assurance Corporation (AMBAC) or by the Municipal Bond Investors Assurance Corporation
(MBIA).

     Bonds rated A by Standard & Poor's have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher-rated categories. The rating of AA is accorded to issues where the capacity to pay principal and interest is very strong and they differ from AAA issues only in small degree. The AAA rating indicates an extremely strong capacity to pay principal and interest.

     Bonds rated A by Moody's are judged by Moody's to possess many favorable investment attributes and are considered as upper medium grade obligations. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater degree or there may be other elements present which make the long-term risks appear somewhat larger. Bonds rated Aaa by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers.

                                     PART C
                               -------------------
                                Other Information

Item 24. Financial Statements and Exhibits

     (a) Financial Statements

         Included in Part A:

              Financial Highlights for Wright Total Return Bond Portfolio for the three years ended December 31, 1996 and for the period from the start of business, December 7, 1993 to December 31, 1993.

              Financial Highlights for Wright Near Term Bond Portfolio, Wright Selected Blue Chip Portfolio and Wright International Blue Chip Portfolio for the two years ended December 31, 1996 and for the period from the start of business, January 6, 1994 to December 31, 1994.

         Included in Part B:

              INCORPORATED BY REFERENCE TO THE ANNUAL REPORT FOR THE FUNDS DATED DECEMBER 31,1996, FILED ELECTRONICALLY PURSUANT TO SECTION 30(b)(2) OF THE INVESTMENT COMPANY ACT OF 1940 (Accession No. 0000901382-97-000001).

              For Wright International Blue Chip Portfolio, Wright Near Term Bond Portfolio, Wright Selected Blue Chip Portfolio and Wright Total Return Bond Portfolio:
                  Portfolio of Investments as of December 31, 1996 Statement of Assets and Liabilities as of December 31, 1996 Statement of Operations for the year ended December 31, 1996
                  Statement of Changes in Net Assets for each of the two years ended December 31, 1996 Notes to Financial Statements Independent Auditors' Report

     (b) Exhibits:

         (1) (a) Amended and Restated Declaration of Trust dated September 16, 1993 filed as Exhibit (1)(a) herewith. (b) Amended and Restated Establishment and Designation of Series of Shares dated September 16,1993 filed as Exhibit
                  (1)(b) herewith.

         (2)  By-laws filed as Exhibit (2) herewith.

         (3)  Not Applicable

         (4)  Not Applicable

         (5) (a) Investment Advisory Contract dated August 10, 1993 between the Registrant and Wright Investors' Service filed as Exhibit
                  (5)(a) to Post-Effective Amendment No. 4 filed April 29, 1996 and incorporated herein by reference.
              (b) Administration  Agreement  between  the  Registrant  and Eaton
                  Vance Management dated August 10, 1993 filed as Exhibit (5)(b) herewith.

         (6)  Not Applicable

         (7)  Not Applicable

         (8) (a) Custodian Agreement dated August 10, 1993 with Investors Bank & Trust Company filed as Exhibit (8)(a) to Post-Effective Amendment No. 4 filed April 29, 1996 and incorporated herein by reference.
              (b) Amendment  dated  September 20,  1995 to Master  Custodian
                  Agreement filed as Exhibit (8)(b) to Post-Effective Amendment No. 4 filed April 29, 1996 and incorporated herein by reference.

         (9) Service Agreement dated February 1, 1996 between Wright Investors' Service, Inc. and The Winthrop Corporation filed as Exhibit (9) to Post-Effective Amendment No. 4 filed April 29, 1996 and incorporated herein by reference.

        (10)  Opinion of Hale and Dorr dated July 16, 1993 filed as Exhibit
             (10) herewith.

        (11) Consent of Independent Public Accountants filed as Exhibit (11) herewith.

        (12)  Not Applicable

        (13)  Not Applicable

        (14)  Not Applicable

        (15)  Not Applicable

        (16) The Performance Information of the Registrant is Incorporated by Reference from Part B, the Statement of Additional Information.

        (17) Power of Attorney dated March 18, 1997 filed as Exhibit (17) herewith.



Item 25.  Persons Controlled By or Under Common Control with Registrant

Not Applicable


Item 26.  Number of Holders of Securities

  Title of Class                  Number of Record Holders as of March 31, 1997

-------------------------------------------------------------------------------

Shares of Beneficial Interest
  Wright Managed Money Market Portfolio (WMMP)                     --
  Wright Near Term Bond Portfolio (WNTBP)                           1
  Wright Government Obligations Portfolio (GOP)                    --
  Wright Total Return Bond Portfolio (WTRBP)                        1
  Wright Selected Blue Chip Portfolio (WSBCP)                       1
  Wright International Blue Chip Portfolio (WIBCP)                  1

-------------------------------------------------------------------------------



Item 27.  Indemnification

Except for the Amended and Restated Declaration of Trust dated September 16, 1993 establishing the Registrant as a Trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability of which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

Item 28.  Business and Other Connections of Investment Adviser

Reference is made to the information set forth under the caption "Management of the Trust" in the Statement of Additional Information, which information is incorporated herein by reference.



Item 29.  Principal Underwriter

Not Applicable.




Item 30.  Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are either in the possession and custody of the Registrant's administrator, Eaton Vance Management, 24 Federal Street, Boston, MA 02110 or of the investment adviser, Wright Investors' Service, 1000 Lafayette Boulevard, Bridgeport, CT 06604. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Registrant's administrator, Eaton Vance Management, or of the investment adviser, Wright Investors' Service, Inc.




Item 31.  Management Services

Not Applicable




Item 32.  Undertakings

     (a) The Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the commencement of operations of Wright Government Obligations Portfolio and Wright Money Market Portfolio.

     (b) The annual report also contains performance information and is available to any recipient of the Prospectus upon request and without charge by writing to the Wight Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604.

                                   Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 25th day of April, 1997.

                                 THE WRIGHT MANAGED BLUE CHIP SERIES TRUST


                                 By:   Peter M. Donovan*
                                    -----------------------------
                                       Peter M. Donovan, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the 25th day of April, 1997.

SIGNATURE                                                     TITLE
------------------------------------------------------------------------------


Peter M. Donovan*                                     President
------------------                      (Principal Executive Officer & Trustee)
Peter M. Donovan

James L. O'Connor*                              Treasurer and Principal
-------------------                         Financial and Accounting Officer
James L. O'Conno

/s/ H. Day Brigham, Jr.                                Trustee
------------------------
H. Day Brigham, Jr.

Winthrop S. Emmet*                                     Trustee
------------------------
Winthrop S. Emmet

A. M. Moody III*                                       Trustee
-------------------
A. M. Moody III

Lloyd F. Pierce*                                       Trustee
----------------
Lloyd F. Pierce

Richard E.Taber*                                       Trustee
-----------------
Richard E. Taber

Raymond Van Houtte*                                    Trustee
--------------------
Raymond Van Houtte



* By: /s/ Alan R. Dynner
-------------------------
Alan R. Dynner
Attorney-in-Fact

                                   Exhibit Index


     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to General Instructions E of Form N-1A.


                                                                     Page in
                                                                    Sequential
                                                                    Numbering
Exhibit No.   Description                                            System
-------------------------------------------------------------------------------

   (1) (a)   Amended and Restated Declaration of Trust dated September 16, 1993.

   (1) (b) Amended and Restated Establishment and Designation of Series of Shares dated September 16, 1993.

   (2)       By-Laws.

   (5) (b) Administration Agreement between the Registrant and Eaton Vance Management dated August 10, 1993.

   (10)      Opinion of Hale and Dorr dated July 16, 1993.

   (11)      Consent of Independent Certified Public Accountants.

   (17)      Power of Attorney dated March 18, 1997.



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